UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916
Name of Registrant: Vanguard Specialized Funds
Address of Registrant: P.O. Box 2600 Valley Forge, PA 19482
Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2014 – January 31, 2015
Item 1: Reports to Shareholders

Annual Report | January 31, 2015

Vanguard Energy Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015

Total
Returns
Vanguard Energy Fund
Investor Shares	-13.16%
Admiral™ Shares	-13.11
MSCI ACWI Energy Index	-12.07
Global Natural Resources Funds Average	-13.66
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2014, Through January 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$63.85	$51.53	$1.206	$2.954
Admiral Shares	119.83	96.69	2.351	5.542

1

Chairman’s Letter

Dear Shareholder,

The results of the energy sector for the two halves of the fiscal year ended January 31, 2015, could hardly have differed more. It was the broad market’s best-performing sector in the first half and its worst performer in the second, when energy stocks declined sharply in tandem with oil prices.

Vanguard Energy Fund returned –13.16% for the 12 months, trailing its benchmark index. In the first six months, your fund bested the average return of global natural resources funds—which have significant allocations to sectors other than energy, such as materials. But by year-end its lead was trimmed as nonenergy stocks posted 12-month gains.

For the fourth consecutive fiscal year, the energy sector lagged the broad U.S. stock market, Energy was the only sector in the red for the year that ended in January. Several factors have contributed to this multiyear lag, including forecasts of slower growth in global energy demand. In the period under review, the main driver was the roughly 50% drop in the price of a barrel of West Texas Intermediate crude oil. (For more insight on falling oil prices, see the box on page 6.) Natural gas also played a role: Amid seemingly abundant supply—and in contrast to the more typical seasonal pattern—natural gas prices dropped significantly after November.

2

If you invest in the Energy Fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

U.S. stocks posted strong results despite facing many challenges
The broad U.S. stock market returned about 13% for the 12 months ended January 31, 2015. Volatility picked up notably toward the end of the period. Mostly strong U.S. corporate earnings, combined with the effects of central bank stimulus abroad, helped domestic equities overcome worries about lofty stock valuations, plunging oil prices, and slower economic growth outside the United States.

The Federal Reserve ended its accommodative bond-buying program in October, and investors seemed reassured when the Fed said it would take a “patient” approach in deciding when to increase short-term interest rates. The Bank of Japan, the European Central Bank, and the People’s Bank of China all pursued aggressive stimulus actions during the fiscal year.

International stocks returned about 1% in U.S. dollar terms as numerous geopolitical difficulties and the strength of the dollar hindered performance. Emerging-market stocks outpaced those of the developed markets of the Pacific and Europe.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.76%	17.62%	15.84%
Russell 2000 Index (Small-caps)	4.41	15.27	15.66
Russell 3000 Index (Broad U.S. market)	12.99	17.43	15.83
FTSE All-World ex US Index (International)	1.31	6.97	5.82

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.61%	3.07%	4.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.86	4.12	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	-0.09%	1.03%	1.52%

3

U.S. bond returns stood out, helped by stimulus measures
The broad U.S. taxable bond market returned 6.61%, benefiting from strong demand for safe havens from geopolitical risk and stock market volatility, and from generally falling interest rates overseas.

Even as the Fed phased out its bond purchases, bond prices rose and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended January at 1.75%, down from 2.70% at the close of January 2014. Municipal bonds returned 8.86%, boosted by strong demand and generally light supply along with the broader bond market’s advance.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.61% in dollar terms. Like their equity counterparts, international bond returns for U.S. investors suffered because of the strength of the U.S. dollar. The currency-hedged version of the Barclays international bond index returned more than 9% for U.S. investors.

The Fed’s target of 0%–0.25% for short-term interest rates continued to hold down returns for money market funds and savings accounts.

Falling oil prices produced both winners and losers
As with most commodities, oil-price changes benefit some segments of the economy and hurt others. Beneficiaries of

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.38%	0.32%	1.45%
The fund expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the fund’s expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Global Natural Resources Funds.

4

the steep, and largely unexpected, slide in global oil prices that began in June include consumers who enjoyed lower prices at the gas pump, and energy-intensive businesses such as airlines.

“Losers” include Brazil, Russia, Venezuela, and other oil-exporting nations, and exploration and production companies. As many companies, including oil and gas majors, began announcing budget cutbacks, there have been ripple effects for a wide range of other companies, including drillers, providers of oil-field supplies, and “mom and pop” businesses serving oil and gas workers.

These dynamics are reflected in varying degrees in the performance of the Energy Fund’s subsectors. Equipment and services providers, which constituted about 9% of total fund assets, were some of the best performers in the first half of the fiscal year—and among the hardest-hit later on. Some drilling company holdings lost about half their value during the 12 months. Other equipment and services providers, including some of the fund’s largest holdings, held up better.

Returns diverged notably among oil and gas exploration and production companies, which constituted roughly 40% of fund assets. A few U.S.-based companies, boosted by strong first-half results, finished the year with gains, while many others ended in the red. The pattern was a bit more consistent among integrated international oil and gas behemoths: A few exceptions produced gains for the year,

Total Returns
Ten Years Ended January 31, 2015
Average
Annual Return
Energy Fund Investor Shares	7.40%
Spliced Energy Index	5.52
Global Natural Resources Funds Average	4.17
For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Behind the headlines on falling oil prices

The drop of more than 50% in oil prices from last June through January generated plenty of headlines. For some perspective, it can be helpful to note that, as shown below, since 1986 there have been five periods when oil prices dropped significantly, as much as 65%.

Three key factors influence crude oil prices: oil supply (current inventories and future supply expectations), demand, and the strength of the U.S. dollar. The degree to which they drive price fluctuations is unique in each instance. Recently, supply was the main factor; in 2008, it was demand. Clearly, not all oil-price movements are created equal. (You can read more in Is the Barrel Half Empty or Half Full? Oil-Price Drops and Global Impacts, available at
vanguard.com/research.)

Unlike the price of oil, Vanguard’s message is constant: Because the Energy Fund is concentrated in one relatively volatile sector of the economy, it is suitable to play a supporting role in an already balanced and diversified portfolio.

Drivers of the largest oil-price drops

Notes: Components of oil-price drop de ned as follows: Supply = 7-month cumulative price change (CPC) in West Texas Intermediate spot oil prices minus 7-month CPC in spot copper prices (copper prices are used as a proxy for global demand); Demand = 7-month CPC in spot copper prices minus 7-month CPC in the U.S. dollar; Strength of U.S. dollar = 7-month CPC in USD major currencies index. Winter 2015 price change is calculated from June 2014 through January 2015.
Sources: Vanguard calculations, based on data from Thomson Reuters Datastream, U.S. Energy Information Administration, Standard &
Poor’s, Federal Reserve Bank of St. Louis, and Federal Reserve.

6

but most holdings in the fund and its benchmark index declined—especially Brazilian and Russian companies that also faced political turmoil.

Companies that concentrate on refining crude oil into other products were a bright spot: Lower prices for their primary raw material helped boost profits. Even in this industry group, however, there were negative returns, especially among some non-U.S. companies.

Compared with the benchmark, the advisors added value with their selections among equipment and services providers. This benefit was offset, however, by the fund’s larger-than-index stake in oil and gas exploration and production companies.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

Your fund outperformed over the past decade
For the decade ended January 31, 2015, the Energy Fund’s 7.40% average annual return placed it well ahead of its comparative standards.

However, both the fund and its benchmark index lost their long-term lead over the broad U.S. market: The Russell 3000 Index had an average annual return of almost 8% for these ten years. Of course, shifts in the beginning and ending dates of a performance-measurement period can have a significant influence on comparisons. A year ago, for example, the Energy Fund’s 10-year average annual return bested that of the broad market by about 5 percentage points, while its benchmark index was about 3 percentage points ahead of the broad market.

While volatility is inevitable, you don’t have to ‘inherit’ it
In January, Tim Buckley, Vanguard’s chief investment officer, and I answered questions from shareholders as part of a live webcast. It was a great opportunity to hear what you’re thinking, offer some insights, and reinforce some of Vanguard’s key principles.

Not surprisingly, volatility came up as a concern, given that the broad U.S. stock market had several daily swings of more than 1% in January. Meanwhile, bond yields, especially on longer-term bonds, moved sharply lower as prices rallied.

Our response? Tim and I both stressed that how you react—or don’t react—to such jolts can determine how you ultimately fare as an investor. That’s why one of our key principles highlights the need to maintain perspective and long-term discipline. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

7

Tim noted that the best course for long-term investors is simply to ignore daily market moves. He pointed out that investors “inherit” what would otherwise be fleeting volatility when they sell in response to a market downturn. As Tim put it, the only way to truly have a loss is to act and realize that loss.

Those are wise words to keep in mind when markets turn stormy again.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2015

8

Advisors’ Report

Vanguard Energy Fund returned about –13% in the fiscal year ended January 31, 2015, behind the return of its benchmark index but ahead of the average return of global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 11, 2015.

Wellington Management Company llp

Portfolio Manager:

Karl E. Bandtel, Senior Managing Director

The investment environment
Global equities advanced in the 12 months ended January 31, 2015, albeit at a more muted pace than in recent years. The Energy Fund’s benchmark, the MSCI All Country World Energy Index, returned

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	94	9,280	Emphasizes long-term total-return opportunities from
Company LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Equity Investment	3	346	Employs a quantitative fundamental management
Group			approach using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies as
			compared with their peers.
Cash Investments	3	277	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

9

about –12%, significantly lagging the broad MSCI All Country World Index return of about 7%.

Crude oil prices fell sharply after OPEC’s November decision to maintain current production levels even though it acknowledged the market was oversupplied. As a result, oil prices moved even lower as the period closed. All in all, the recent decline in crude oil prices is one of the largest we have seen in recent decades, and valuations are now at levels that we have not seen since the 2008 global financial crisis and subsequent downturn. The range of future outcomes remains wide for the price of oil, as the oil market remains finely balanced.

Our successes
Our strategy emphasizes long-term total-return opportunities across a broad range of energy companies and subsectors, including international oils, foreign integrated oils and foreign producers, North American producers, oil services and equipment, transportation and distribution, and refining and marketing.

Top individual contributors to our relative returns included our positions in U.S. exploration and production companies Athlon Energy and EOG Resources; both companies are focused on oil shale assets. Our underweighting of Russian integrated oil company Gazprom also helped.

Early in the period, we initiated a position in Athlon Energy. Shares subsequently rose nearly 90% following Encana’s September announcement of its intention to purchase the company, and we sold our position before the acquisition was completed.

EOG Resources, which focuses primarily in North America, has a strong asset portfolio with what we believe to be significant upside to current resource estimates. The company has high-quality assets and an experienced management team that is able to allocate capital efficiently. The shares remain attractively priced in our view and we continue to hold them.

Our shortfalls
Stock selection among producers, especially within natural-gas-focused exploration and production companies, was a source of underperformance, as was our bias toward exploration and production companies. Our most significant detractors were U.S.-domiciled, including Range Resources and Cabot Oil & Gas, two natural gas exploration and production companies with exposure to the Marcellus gas fields in the Northeast.

Given the pace of production growth coming from the Marcellus shale formation, it’s not surprising that the basin is feeling the effects of infrastructure constraints.

We believe capital will help lessen these bottlenecks. However, the congestion has caused Marcellus gas to trade at a discount—which in turn has pushed down

10

the shares of Range Resources and Cabot Oil & Gas. We used the weakness as an opportunity to add to our position in Range Resources, but we trimmed our position in Cabot.

The fund’s positioning
We are excited by several themes within energy, most notably first movers in both oil and gas in North American shale. Over the longer term, liquefied natural gas (LNG) exports and the ongoing retirement of coal plants will continue to create structural support for increased natural gas demand.

While total supply levels remain higher than needed, supply growth has moderated because fewer rigs are drilling for gas (a reduction that itself is offset by improved well productivity). We believe that low-cost natural gas resource owners—particularly those with high-quality assets in the Marcellus Formation—are an attractive long-term opportunity.

Our portion of the fund holds stocks domiciled in 14 different countries. Over 30% of our assets are invested in international stocks (including roughly 5% in emerging markets).

We continue to believe that positive returns in energy investing result from a focus on companies with a track record of capturing attractive reinvestment opportunities. Consequently, our largest overweight remains U.S. producers. We also continue to assess where we are in the capital cycle for each subsector.

Although our turnover rate increased versus the previous year because of the increased volatility of the sector as a whole, it remains low at about 30%, and we continue to focus our holdings on stocks of companies that have clean balance sheets, long-lived resources, and high-quality management teams.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

The first and second halves of the fiscal year were marked by two very different return patterns for the energy sector. For the first half, the MSCI ACWI Energy Index returned about 16%; for the second, it returned about –24%. In the end, the index returned about –12% for the year, significantly lagging the aggregate global equity market, which returned about 7%. The broad U.S. equity market returned almost 13%, outpacing international markets.

2014 was another year of improving conditions in the U.S. economy. Third- and fourth-quarter GDP growth came in at an annual rate of 5% and 2.6% respectively; unemployment (5.6%) continued to decline, with the labor market approaching full employment, and wage growth will hopefully start to improve. U.S. companies

11

have continued to improve their competitiveness, which should bode well for profit growth in the near term.

However, we are not without challenges. The housing market stalled for the year, and it remains uncertain when, and to what extent, the Federal Reserve might begin raising interest rates. Foreign economies continue to struggle, with some near recession and China’s growth rate decelerating. These uncertainties helped slow demand for oil despite an increasing supply fed by, for example, stepped-up shale production in the United States. Crude oil prices declined significantly—by more than 50%—in the last 12 months, most notably after OPEC’s decision not to cut oil production. These factors dampened the performance of the energy stocks throughout the fiscal year.

Although it’s important to understand how our performance is affected by the macro factors we’ve described, our investment philosophy and process focus on specific stock fundamentals. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will help them outperform over the long run. To do this, we use a strict quantitative process that evaluates a combination of valuation and other factors focused on fundamental growth. Using the results of our model, we then construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Over the 12 months, our most successful holdings included U.S.-based Newfield Exploration (+20%), India’s Bharat Petroleum (+113%), and Finland’s Neste Oil (+62%). An important part of our performance came from our underweighting of companies that underperformed, such as Range Resources (–46%) and Norway’s Seadrill (–68%).

Our overweights in U.S. companies Nabors Industries (–32%) and Paragon Offshore (–82%), and in Norway’s Akastor (–38%), weighed on our results. In addition, we missed some opportunities by underweighting U.S. company Concho Resources (+13%) and Australia’s APA Group (+33%).

We thank you for your investment and look forward to the new year.

12

Energy Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.38%	0.32%
30-Day SEC Yield	2.13%	2.19%

Portfolio Characteristics
			DJ
			U.S.
			Total
		MSCI	Market
		ACWI	FA
	Fund	Energy	Index
Number of Stocks	143	165	3,752
Median Market Cap	$39.2B	$60.9B	$47.6B
Price/Earnings Ratio	13.1x	13.5x	20.2x
Price/Book Ratio	1.5x	1.4x	2.7x
Return on Equity	13.2%	15.2%	17.8%
Earnings Growth
Rate	8.7%	7.3%	15.1%
Dividend Yield	2.5%	3.7%	1.9%
Foreign Holdings	31.4%	45.4%	0.0%
Turnover Rate	31%	—	—
Short-Term Reserves	3.8%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.98	0.49
Beta	0.98	1.14
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	9.1%
Chevron Corp.	Integrated Oil & Gas	5.3
Royal Dutch Shell plc	Integrated Oil & Gas	5.0
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	4.5
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	3.4
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.3
Total SA	Integrated Oil & Gas	2.9
Baker Hughes Inc.	Oil & Gas Equipment
	& Services	2.4
Anadarko Petroleum	Oil & Gas Exploration
Corp.	& Production	2.2
BP plc	Integrated Oil & Gas	2.2
Top Ten		40.3%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares.

13

Energy Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	2.0%	1.2%
Industrials	1.3	0.0
Information Technology	0.5	0.0
Integrated Oil & Gas	38.4	52.0
Materials	0.1	0.0
Oil & Gas Drilling	0.7	1.3
Oil & Gas Equipment &
Services	8.9	9.2
Oil & Gas Exploration &
Production	36.9	20.1
Oil & Gas Refining &
Marketing	5.9	6.8
Oil & Gas Storage &
Transportation	3.7	9.4
Utilities	0.3	0.0
Other	1.3	0.0

Market Diversification (% of portfolio)

Europe
United Kingdom	9.2%
France	3.0
Italy	1.6
Other	2.3
Subtotal	16.1%
Pacific
Japan	1.0%
Other	0.7
Subtotal	1.7%
Emerging Markets
Russia	1.8%
China	1.6
India	1.5
Other	0.9
Subtotal	5.8%
North America
United States	67.7%
Canada	8.7
Subtotal	76.4%

14

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Energy Fund*Investor Shares	-13.16%	3.20%	7.40%	$20,425
••••••••	Spliced Energy Index	-12.07	2.52	5.52	17,109
– – – –	Global Natural Resources Funds Average	-13.66	-1.12	4.17	15,052
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	12.87	15.86	8.08	21,743
For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	-13.11%	3.26%	7.47%	$102,776
Spliced Energy Index	-12.07	2.52	5.52	85,546
Dow Jones U.S. Total Stock Market Float
Adjusted Index	12.87	15.86	8.08	108,715

See Financial Highlights for dividend and capital gains information.

15

Energy Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-14.26%	3.00%	8.06%
Admiral Shares	11/12/2001	-14.22	3.06	8.13

16

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.2%)[1]
United States (62.8%)
Energy Equipment & Services (9.0%)
	Schlumberger Ltd.	4,139,331	341,040
	Baker Hughes Inc.	4,114,185	238,582
	Halliburton Co.	4,819,881	192,747
*	SEACOR Holdings Inc.	643,756	46,318
	Ensco plc Class A	1,232,524	34,560
	Patterson-UTI Energy Inc.	1,528,000	26,220
	National Oilwell
	Varco Inc.	82,776	4,506
^	Transocean Ltd.	145,629	2,374
	Noble Corp. plc	142,300	2,308
	Nabors Industries Ltd.	188,300	2,167
*	Weatherford
	International plc	194,700	2,011
	Paragon Offshore plc	603,424	1,261
*	Cameron
	International Corp.	11,500	515
*	FMC Technologies Inc.	10,000	375
			894,984
Oil, Gas & Consumable Fuels (53.0%)
	Coal & Consumable Fuels (1.5%)
	CONSOL Energy Inc.	5,080,300	147,075

	Integrated Oil & Gas (16.3%)
	Exxon Mobil Corp.	10,350,462	904,837
	Chevron Corp.	5,080,790	520,934
	Occidental
	Petroleum Corp.	1,736,138	138,891
	Hess Corp.	721,739	48,710

	Oil & Gas Exploration & Production (29.5%)
	Pioneer Natural
	Resources Co.	2,990,050	450,092
	EOG Resources Inc.	3,654,936	325,399
	Anadarko
	Petroleum Corp.	2,663,714	217,759
	EQT Corp.	2,514,522	187,181

			Market
			Value•
		Shares	($000)
	Energen Corp.	2,704,452	171,516
*	Southwestern
	Energy Co.	6,585,313	163,250
*,^	Antero Resources Corp.	4,487,975	155,508
	Range Resources Corp.	3,348,490	154,935
	Noble Energy Inc.	3,136,890	149,755
*	Concho Resources Inc.	1,252,155	138,801
	Cabot Oil & Gas Corp.	4,735,308	125,486
	ConocoPhillips	1,968,381	123,969
*	Diamondback
	Energy Inc.	1,486,718	102,569
	QEP Resources Inc.	3,747,515	75,775
*	Whiting Petroleum Corp.	2,493,655	74,859
	Marathon Oil Corp.	2,476,241	65,868
	Devon Energy Corp.	994,025	59,910
*	Rice Energy Inc.	3,193,895	54,552
*	Cobalt International
	Energy Inc.	3,900,572	35,573
*	Continental
	Resources Inc.	666,962	30,280
	Murphy Oil Corp.	638,200	28,661
	Denbury Resources Inc.	3,454,987	23,839
	Chesapeake Energy Corp.	178,000	3,414
*	Newfield Exploration Co.	83,300	2,481
	Apache Corp.	18,600	1,164

	Oil & Gas Refining & Marketing (4.2%)
	Phillips 66	2,306,650	162,204
	Marathon
	Petroleum Corp.	1,375,950	127,399
	Valero Energy Corp.	1,853,950	98,037
	HollyFrontier Corp.	727,100	26,117

	Oil & Gas Storage & Transportation (1.5%)
	Spectra Energy Corp.	2,239,135	74,877
	Kinder Morgan Inc.	1,768,800	72,609
	Williams Cos. Inc.	54,400	2,386
*	Cheniere Energy Inc.	4,800	342
			5,247,014

17

Energy Fund

			Market
			Value•
		Shares	($000)
Other (0.4%)
^,2	Vanguard Energy ETF	363,000	38,551

Trading Companies & Distributors (0.4%)
*,^	NOW Inc.	1,606,900	40,092
Total United States			6,220,641
International (31.4%)
Australia (0.7%)
	Oil Search Ltd.	10,589,728	63,727
	Woodside
	Petroleum Ltd.	90,753	2,410
	WorleyParsons Ltd.	247,958	1,845
			67,982
Brazil (0.7%)
	Petroleo Brasileiro
	SA ADR	11,773,207	70,757
	Petroleo Brasileiro SA
	Preference Shares	267,444	814
	Petroleo Brasileiro SA	178,932	536
			72,107
Canada (8.4%)
	Suncor Energy Inc.	4,342,978	129,464
	Canadian Natural
	Resources Ltd.	3,876,675	112,191
	Cenovus Energy Inc.	5,319,511	100,486
*	Paramount Resources
	Ltd. Class A	3,278,700	73,562
	TransCanada Corp.	1,586,100	70,550
*,^	Seven Generations
	Energy Ltd. Class A	3,885,129	49,959
	Enbridge Inc. XTSE	1,002,900	48,570
	Cameco Corp.	3,418,370	47,926
	Encana Corp.	3,589,990	43,941
^	Pembina Pipeline Corp.	1,010,000	31,380
^	Crescent Point
	Energy Corp.	1,013,600	24,090
	Keyera Corp.	359,600	21,225
^	Veresen Inc.	1,519,200	19,332
	Trilogy Energy Corp.	2,789,900	14,271
	Canadian Oil Sands Ltd.	1,484,000	9,168
*,^	Pacific Rubiales
	Energy Corp.	3,931,795	9,128
	Suncor Energy Inc.	246,534	7,353
	Canadian Natural
	Resources Ltd.	174,678	5,064
	Cenovus Energy Inc.	183,039	3,467
^	Enbridge Inc. XYNX	66,850	3,238
	Encana Corp.	226,000	2,764
	TransCanada Corp.	48,496	2,158
			829,287
China (1.6%)
^	PetroChina Co. Ltd. ADR	777,370	84,399
	Beijing Enterprises
	Holdings Ltd.	7,191,000	54,900

		Market
		Value•
	Shares	($000)
CNOOC Ltd.	3,330,717	4,419
China Petroleum &
Chemical Corp.	5,583,600	4,418
PetroChina Co. Ltd.	3,302,000	3,586
* GCL-Poly Energy
Holdings Ltd.	8,607,000	1,869
		153,591
Denmark (0.0%)
* Vestas Wind Systems A/S	77,418	3,008

Finland (0.0%)
Neste Oil Oyj	82,202	2,286

France (2.9%)
Total SA ADR	5,284,364	272,198
Total SA	292,415	15,010
Technip SA	44,446	2,595
		289,803
Hong Kong (0.0%)
* Brightoil Petroleum
Holdings Ltd.	3,851,000	945

Hungary (0.0%)
MOL Hungarian
Oil & Gas plc	40,254	1,611

India (1.5%)
Reliance Industries Ltd.	7,371,717	108,748
Power Grid Corp.
of India Ltd.	10,281,528	24,519
Hindustan Petroleum
Corp. Ltd.	218,656	2,312
Bharat Petroleum
Corp. Ltd.	188,609	2,273
Indian Oil Corp. Ltd.	386,961	2,161
* Essar Oil Ltd.	1,046,558	1,871
* Mangalore Refinery
& Petrochemicals Ltd.	1,278,860	1,219
		143,103
Israel (0.0%)
Paz Oil Co. Ltd.	6,298	806
* Oil Refineries Ltd.	1,554,083	452
		1,258
Italy (1.5%)
Eni SPA ADR	4,350,099	147,468
Eni SPA	202,146	3,402
		150,870
Japan (1.0%)
Inpex Corp.	8,732,200	96,634
Japan Petroleum
Exploration Co. Ltd.	61,700	1,874
Idemitsu Kosan Co. Ltd.	12,000	200
		98,708

18

Energy Fund

			Market
			Value•
		Shares	($000)
	Netherlands (0.2%)
	Koninklijke Vopak NV	281,837	15,718
	Fugro NV	96,396	2,090
			17,808
	Norway (0.9%)
	Statoil ASA ADR	2,476,590	41,607
*,^	DNO ASA	18,136,636	39,960
	Statoil ASA	220,244	3,688
	Subsea 7 SA	213,715	1,818
*,3	Aker Solutions ASA	210,655	1,028
			88,101
	Poland (0.0%)
	Polskie Gornictwo
	Naftowe i
	Gazownictwo SA	1,686,654	1,990
	Polski Koncern
	Naftowy Orlen SA	124,211	1,833
			3,823
	Portugal (1.2%)
	Galp Energia SGPS SA	11,028,616	116,511

	Russia (1.8%)
	Rosneft OAO GDR	22,460,030	72,797
	Lukoil OAO ADR	1,495,230	58,792
	Gazprom OAO ADR	9,742,020	39,105
	Tatneft OAO ADR	102,235	2,394
	AK Transneft OAO
	Preference Shares	724	1,487
	Surgutneftegas OAO
	ADR	303,180	1,316
	Gazprom OAO	124,674	259
			176,150
	South Africa (0.1%)
	Sasol Ltd.	119,694	4,323

	South Korea (0.0%)
	SK Holdings Co. Ltd.	6,500	1,013

	Spain (0.0%)
	Repsol SA	30,482	540

	Thailand (0.1%)
	PTT PCL (Foreign)	283,700	3,000
	PTT Exploration &
	Production PCL
	(Foreign)	625,100	2,041
*	PTT Global Chemical PCL	230,000	397
			5,438
	Turkey (0.0%)
	Tupras Turkiye Petrol
	Rafinerileri AS	93,266	2,021
	KOC Holding AS	73,000	379
			2,400

			Market
			Value•
		Shares	($000)
United Kingdom (8.8%)
	Royal Dutch Shell plc
	ADR	7,604,689	467,308
	BP plc ADR	5,176,534	201,005
	BG Group plc	10,045,962	133,992
*	Ophir Energy plc	13,649,538	27,635
	BP plc	2,591,085	16,645
	Royal Dutch Shell plc
	Class B	335,937	10,636
*	Royal Dutch Shell plc
	Class A	331,089	10,090
	Royal Dutch Shell plc
	Class A (Amsterdam
	Shares)	194,150	5,907
	Amec Foster Wheeler plc	184,279	2,204
*	Cairn Energy plc	1	—
			875,422
Total International			3,106,088
Total Common Stocks
(Cost $7,102,162)			9,326,729
Temporary Cash Investments (7.8%)[1]
Money Market Fund (3.9%)
[4],5	Vanguard Market
	Liquidity Fund,
	0.133%	386,344,362	386,344

		Face
		Amount
		($000)
Repurchase Agreements (2.1%)
	RBS Securities, Inc. 0.060%,
	2/2/15 (Dated 1/30/15,
	Repurchase Value
	$119,501,000 collateralized
	by U.S. Treasury Note/Bond
	1.625%–2.125%,
	4/30/19–1/31/21,
	with a value of
	$121,894,000)	119,500	119,500
	Societe Generale 0.060%,
	2/2/15 (Dated 1/30/15,
	Repurchase Value
	$88,700,000 collateralized
	by U.S. Treasury Note/Bond
	0.000%–4.000%,
	2/5/15–5/15/21,
	with a value of
	$90,474,000)	88,700	88,700
			208,200
U.S. Government and Agency Obligations (1.8%)
6,[7]	Fannie Mae Discount
	Notes, 0.170%, 6/17/15	1,300	1,299

Energy Fund

		Face	Market
		Amount	Value•
		($000)	($000)
[7],[8]	Federal Home Loan
	Bank Discount Notes,
	0.087%, 2/6/15	5,000	5,000
8	Federal Home Loan
	Bank Discount Notes,
	0.125%, 2/20/15	65,710	65,708
[7],[8]	Federal Home Loan
	Bank Discount Notes,
	0.100%, 3/4/15	2,000	2,000
8	Federal Home Loan
	Bank Discount Notes,
	0.087%, 3/25/15	100,000	100,000
[7],[8]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 3/27/15	1,300	1,300
[7],[8]	Federal Home Loan
	Bank Discount Notes,
	0.130%, 7/24/15	1,000	999
8	Federal Home Loan
	Bank Discount Notes,
	0.133%, 7/31/15	700	700
			177,006
Total Temporary Cash Investments
(Cost $771,535)			771,550
Total Investments (102.0%)
(Cost $7,873,697)			10,098,279
Other Assets and Liabilities (-2.0%)
Other Assets			45,542
Liabilities[5]			(241,036)
			(195,494)
Net Assets (100%)			9,902,785

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	7,758,134
Overdistributed Net Investment Income	(22,973)
Accumulated Net Realized Losses	(54,595)
Unrealized Appreciation (Depreciation)
Investment Securities	2,224,582
Futures Contracts	(2,236)
Foreign Currencies	(127)
Net Assets	9,902,785

Investor Shares—Net Assets
Applicable to 64,689,465 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,333,568
Net Asset Value Per Share—
Investor Shares	$51.53

Admiral Shares—Net Assets
Applicable to 67,938,931 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,569,217
Net Asset Value Per Share—
Admiral Shares	$96.69

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $153,899,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.5% and 5.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the value of this security represented 0.0% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $168,520,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $9,699,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Energy Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	265,892
Interest[2]	405
Securities Lending	5,890
Total Income	272,187
Expenses
Investment Advisory Fees—Note B
Basic Fee	17,466
Performance Adjustment	3,515
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,991
Management and Administrative—Admiral Shares	9,118
Marketing and Distribution—Investor Shares	734
Marketing and Distribution—Admiral Shares	1,319
Custodian Fees	898
Auditing Fees	30
Shareholders’ Reports—Investor Shares	86
Shareholders’ Reports—Admiral Shares	34
Trustees’ Fees and Expenses	24
Total Expenses	40,215
Expenses Paid Indirectly	(168)
Net Expenses	40,047
Net Investment Income	232,140
Realized Net Gain (Loss)
Investment Securities Sold[2]	440,758
Futures Contracts	17,269
Foreign Currencies	(819)
Realized Net Gain (Loss)	457,208
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,165,932)
Futures Contracts	1,776
Foreign Currencies	(69)
Change in Unrealized Appreciation (Depreciation)	(2,164,225)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,474,877)
1 Dividends are net of foreign withholding taxes of $19,744,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $802,000, $221,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	232,140	241,331
Realized Net Gain (Loss)	457,208	322,801
Change in Unrealized Appreciation (Depreciation)	(2,164,225)	126,151
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,474,877)	690,283
Distributions
Net Investment Income
Investor Shares	(70,637)	(84,107)
Admiral Shares	(149,548)	(153,175)
Realized Capital Gain[1]
Investor Shares	(174,243)	(78,608)
Admiral Shares	(352,074)	(143,323)
Total Distributions	(746,502)	(459,213)
Capital Share Transactions
Investor Shares	(123,324)	(1,350,467)
Admiral Shares	569,662	678,643
Net Increase (Decrease) from Capital Share Transactions	446,338	(671,824)
Total Increase (Decrease)	(1,775,041)	(440,754)
Net Assets
Beginning of Period	11,677,826	12,118,580
End of Period[2]	9,902,785	11,677,826
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $64,227,000 and $6,818,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($22,973,000) and ($26,108,000).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$63.85	$62.66	$62.60	$69.20	$57.17
Investment Operations
Net Investment Income	1.276	1.291	1.336	1.072	1.053
Net Realized and Unrealized Gain (Loss)
on Investments	(9.436)	2.413	1.098	(3.949)	14.103
Total from Investment Operations	(8.160)	3.704	2.434	(2.877)	15.156
Distributions
Dividends from Net Investment Income	(1.206)	(1.277)	(1.340)	(1.102)	(.977)
Distributions from Realized Capital Gains	(2.954)	(1.237)	(1.034)	(2.621)	(2.149)
Total Distributions	(4.160)	(2.514)	(2.374)	(3.723)	(3.126)
Net Asset Value, End of Period	$51.53	$63.85	$62.66	$62.60	$69.20

Total Return[1]	-13.16%	5.88%	4.07%	-3.82%	27.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,334	$4,138	$5,340	$5,945	$6,731
Ratio of Total Expenses to
Average Net Assets[2]	0.37%	0.38%	0.31%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.97%	2.15%	1.67%	1.74%
Portfolio Turnover Rate	31%	17%	18%	24%	31%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, (0.02%), 0.01%, and 0.0%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$119.83	$117.63	$117.52	$129.93	$107.34
Investment Operations
Net Investment Income	2.479	2.530	2.586	2.101	2.045
Net Realized and Unrealized Gain (Loss)
on Investments	(17.726)	4.491	2.060	(7.432)	26.479
Total from Investment Operations	(15.247)	7.021	4.646	(5.331)	28.524
Distributions
Dividends from Net Investment Income	(2.351)	(2.500)	(2.595)	(2.159)	(1.899)
Distributions from Realized Capital Gains	(5.542)	(2.321)	(1.941)	(4.920)	(4.035)
Total Distributions	(7.893)	(4.821)	(4.536)	(7.079)	(5.934)
Net Asset Value, End of Period	$96.69	$119.83	$117.63	$117.52	$129.93

Total Return[1]	-13.11%	5.94%	4.14%	-3.76%	27.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,569	$7,540	$6,778	$6,756	$6,871
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.32%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.90%	2.03%	2.20%	1.73%	1.80%
Portfolio Turnover Rate	31%	17%	18%	24%	31%
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, (0.02%), 0.01%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered

25

Energy Fund

into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

26

Energy Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI ACWI Energy Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $477,000 for the year ended January 31, 2015.

For the year ended January 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $3,515,000 (0.03%) based on performance

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $960,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended January 31, 2015, these arrangements reduced the fund’s expenses by $168,000 (an annual rate of 0.00% of average net assets).

27

Energy Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,220,641	—	—
Common Stocks—International	2,114,029	992,059	—
Temporary Cash Investments	386,344	385,206	—
Futures Contracts—Liabilities[1]	(3,378)	—	—
Total	8,717,636	1,377,265	—
1 Represents variation margin on the last day of the reporting period.

F. At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2015	1,589	157,979	(3,049)
S&P 500 Index	March 2015	143	71,085	813
				(2,236)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2015, the fund realized net foreign currency losses of $819,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain

28

Energy Fund

of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $319,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at January 31, 2015, had unrealized appreciation of $114,000, of which all has been distributed and is reflected in the balance of overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $8,199,000 from overdistributed net investment income, and $28,241,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2015, the fund had no ordinary income available for distribution. The fund had available capital losses totaling $25,339,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2015, the cost of investment securities for tax purposes was $7,905,302,000. Net unrealized appreciation of investment securities for tax purposes was $2,192,977,000, consisting of unrealized gains of $3,106,071,000 on securities that had risen in value since their purchase and $913,094,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended January 31, 2015, the fund purchased $3,638,050,000 of investment securities and sold $3,797,602,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	965,086	15,490	502,609	7,800
Issued in Lieu of Cash Distributions	232,323	4,226	153,964	2,391
Redeemed	(1,320,733)	(19,842)	(2,007,040)	(30,600)
Net Increase (Decrease)—Investor Shares	(123,324)	(126)	(1,350,467)	(20,409)
Admiral Shares
Issued	1,676,293	13,605	1,701,087	13,744
Issued in Lieu of Cash Distributions	454,847	4,415	266,568	2,204
Redeemed	(1,561,478)	(13,001)	(1,289,012)	(10,651)
Net Increase (Decrease)—Admiral Shares	569,662	5,019	678,643	5,297

J. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2015

Special 2014 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $486,579,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $196,846,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 44.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-13.16%	3.20%	7.40%
Returns After Taxes on Distributions	-14.77	2.07	6.42
Returns After Taxes on Distributions and Sale of Fund Shares	-6.26	2.65	6.22

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended January 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2014	1/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$757.18	$1.64
Admiral Shares	1,000.00	757.44	1.33
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.34	$1.89
Admiral Shares	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032015

Annual Report | January 31, 2015

Vanguard Health Care Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015

Total
Returns
Vanguard Health Care Fund
Investor Shares	28.15%
Admiral™ Shares	28.20
MSCI All Country World Health Care Index	20.22
Global Health/Biotechnology Funds Average	24.53
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2014, Through January 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$191.63	$216.14	$2.115	$25.443
Admiral Shares	80.84	91.17	0.942	10.733

Chairman’s Letter

Dear Shareholder,

The health care sector outshone the broader global stock market for the fourth straight fiscal year. Against this backdrop, Vanguard Health Care Fund flourished: For the 12 months ended January 31, 2015, the fund returned about 28%, notably better than its comparative standards. Its benchmark, the MSCI All Country World Health Care Index, returned about 20%, while the average return of its peers was close to 25%.

In the previous two fiscal years, the fund’s relatively light allocation to small-capitalization biotechnology stocks curbed its otherwise robust returns. Over the recent fiscal year, however, the advisor’s holdings in several industry subsectors––especially pharmaceuticals––put the fund ahead of its benchmark and peers. The Health Care Fund also benefited as large-cap stocks outpaced their small-cap brethren, both in the biotech arena and more broadly.

If you own shares of this fund in a taxable account, you may wish to review the fund’s after-tax returns later in this report.

U.S. stocks posted strong results despite facing many challenges
Although volatility picked up toward the end of the period and flat results in December turned negative in January, the broad U.S. stock market returned about 13% for the 12 months ended January 31, 2015. Mostly strong U.S. corporate earnings, combined with the effects of global monetary stimulus, helped domestic equities overcome worries about lofty stock valuations, plunging oil prices, and economic weakness abroad.

The Federal Reserve ended its accommodative bond-buying program in October, and investors seemed reassured when the Fed said that it would take a “patient” approach in deciding when to increase short-term interest rates. The Bank of Japan, the European Central Bank, and the People’s Bank of China all embarked on aggressive stimulus actions during the fiscal year.

International stocks returned about 1% in U.S. dollar terms as numerous geopolitical difficulties and the strength of the dollar hindered performance. Emerging markets stocks outpaced those of the developed markets of the Pacific and Europe.

U.S. bond returns stood out, helped by stimulus measures
The broad U.S. taxable bond market returned 6.61% as bond prices benefited from global stimulus programs and many investors were drawn to the relative stability of bonds amid the volatility in equity markets.

Even as the Fed phased out its bond purchases, bond prices rose and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended January at

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.76%	17.62%	15.84%
Russell 2000 Index (Small-caps)	4.41	15.27	15.66
Russell 3000 Index (Broad U.S. market)	12.99	17.43	15.83
FTSE All-World ex US Index (International)	1.31	6.97	5.82

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.61%	3.07%	4.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.86	4.12	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	-0.09%	1.03%	1.52%

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1.75%, down from 2.70% at the close of January 2014. Municipal bonds returned 8.86%, helped by the effects of greater demand and reduced supply along with the broader bond market’s advance.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.61%. Like their equity counterparts, international bonds suffered because of the strength of the U.S. dollar.

The Fed’s target of 0%–0.25% for short-term interest rates continued to hold down returns for money market funds and savings accounts.

The advisor’s focus on value stocks led to strong returns for the fund
The health care sector’s rise and expansion have received a lot of media attention, as this research-intensive industry has been capitalizing on certain larger developments of the last few years. These include the aging population, the creation of new and innovative drugs, more accessibility to health care worldwide, and the expectation that the Affordable Care Act will result in health care insurance for more Americans.

In what may seem like a counterintuitive approach, the fund’s advisor, Wellington Management Company, concentrates on value in this growth industry. Although

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.35%	0.30%	1.34%
The fund expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the fund’s expense ratios were 0.34% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Global Health/Biotechnology Funds.

4

Wellington diversifies the fund’s portfolio across the sector’s full spectrum, it also accumulates holdings in segments or specific companies that have fallen out of favor or that may not be in line with the latest investment trends. The advisor takes the long-term view and displays patience and conviction with companies that its research has identified as likely success stories.

In recent years, the environment has been mostly rosy, and health care stocks have recorded generous returns. The past fiscal year was an especially good one for the Health Care Fund, with its pharmaceutical holdings driving results. Its pharmaceutical stocks, which accounted for more than 45% of fund assets, on average, during the period, rose about 26%; those in the index rose about 17%. Mergers and acquisitions provided a boost here, along with strong product pipelines, fewer patent expirations compared to recent years, and effective cost-cutting.

Biotech stocks, a weakness for the fund over the fiscal year’s first half, turned into a strong point by the period’s end. The advisor’s patient approach and large-cap tilt worked in its favor in this segment. Concerns over expensive valuations subsided as profits stayed impressive and product innovation was high. The fund’s biotech stocks climbed more than 35%, compared to about 31% for their benchmark counterparts.

Total Returns
Ten Years Ended January 31, 2015
Average
Annual Return
Health Care Fund Investor Shares	13.19%
Spliced Health Care Index	10.01
Global Health/Biotechnology Funds Average	11.47
For a benchmark description, see the Glossary.

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Health care providers and services companies, chiefly managed-care firms, also paced the fund. While the Affordable Care Act may bring health insurance to more people, it may also make it harder for these companies to maximize profits. Several of the fund’s holdings in this subsector are succeeding in the changing landscape, and the advisor, which pays close attention to the regulatory climate in Washington, D.C., deserves credit for seeing their potential. Its selections among health care equipment companies also helped performance.

The fund wasn’t without its trouble spots. Health care technology firms, which account for less than 5% of fund assets on average, restrained results. Although small, the portfolio’s exposure was still much larger than that of the benchmark, and the advisor’s selections posted disappointing results.

The Advisor’s Report that follows this letter provides additional details about the management and performance of your fund during the year.

Through a long-term lens, the fund’s results stand out
Of course, investing in any sector fund–– no matter how well-managed it is, or how impressive its record––is accompanied by a high degree of risk. The health care sector can be extremely volatile at times. Expiring patents on blockbuster drugs, failure to receive regulatory approval on new drugs, and uncertainty about U.S. health care reform can wreak havoc on returns and sour investors on the industry.

Over the past decade, the advisor has steered the Health Care Fund through challenging situations. Its average annual return of about 13% over the ten years exceeds that of both its peers and its benchmark index. This outstanding performance is a credit to the Wellington team, especially Jean M. Hynes, who took over as the fund’s lead portfolio manager in December 2012 and was a member of the team for about two decades before that.

Although volatility is inevitable, you don’t have to ‘inherit’ it
In January, Tim Buckley, Vanguard’s chief investment officer, and I answered questions from shareholders as part of a live webcast. It was a great opportunity to hear what you’re thinking, offer some insights, and reinforce Vanguard’s key principles of investing.

Not surprisingly, given that the first month of 2015 was marked by sharp fluctuations in the markets, volatility came up as a concern. The broad stock market had several swings of more than 1% in January. Bond yields, meanwhile, moved sharply lower as prices rallied.

Our response? Tim and I both stressed that how you react—or don’t react—to such jolts can determine how you ultimately fare as an investor. That’s why one of our key principles highlights the need to maintain perspective and long-term discipline. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

6

Tim noted that the best course for long-term investors is simply to ignore daily market moves. He pointed out that investors “inherit” what would otherwise be fleeting volatility when they sell in response to a market downturn. As Tim put it, the only way to truly have a loss is to act and realize that loss.

Those are wise words to keep in mind when markets turn stormy again.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2015

Advisor’s Report

For the fiscal year ended January 31, 2015, Vanguard Health Care Fund delivered solid absolute and relative returns, gaining 28.15% for Investor Shares and 28.20% for Admiral Shares. The fund surpassed the 20.22% return of its benchmark, the MSCI All Country World Health Care Index, and the 24.53% average return of global health/biotechnology funds.

Major Portfolio Changes
Year Ended January 31, 2015

Additions	Comments
Actavis	Actavis is a specialty pharmaceutical company that develops generic and branded products. We owned Actavis prior to its Forest Labs acquisition but increased our position. We are attracted to the uniqueness of the combined company’s business model, which
provides exposure to both generic and branded pharmaceuticals globally. The company’s Irish tax rate could also be strategically important in future mergers and acquisitions. Actavis was the fund’s second-largest holding as of the end of the period.
Bristol-Myers Squibb	We increased our position in this biopharmaceutical company.
We see its immuno-oncology franchise as a transformative driver in the years ahead and believe the market does not fully recognize the magnitude of the company’s potential in this area. Bristol-Myers
Squibb was the fund’s largest holding at the end of the period.
Mylan	We increased our position in this global generic pharmaceutical manufacturer as its core generics business remains steady and has benefited from selective price increases. We believe the planned acquisition of Abbott’s non-U.S. established pharmaceuticals business will augment the company’s globalization strategy.

Reductions	Comments
Teva Pharmaceuticals	We trimmed into strength our position in Teva, an Israel-based global biopharmaceutical company specializing in generic formulations. The stock rose substantially on a combination of speculation around M&A in the sector, enthusiasm for the new CEO, and the strong conversion of once-daily Copaxone to the three-times-a-week version.
Amgen	We trimmed our position in Amgen, a U.S.-based global
biotechnology company that discovers, develops, manufactures, and delivers human therapeutics. The stock was a strong performer in the latter half of 2014 given restructuring efforts to focus more attention on research and development.
Covance	We eliminated our position in Covance, a contract research organization that works with biopharmaceutical companies to help manage their clinical trial process, after LabCorp announced in the fall that it would acquire the company.

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The investment environment
The 12-month period was strong for developed-market stocks and particularly impressive for the health care sector. The MSCI All Country World Health Care Index outpaced the MSCI All Country World Index, which returned 7.40%.

Mergers and acquisitions within the health care industry continued to dominate headlines. Most relevant for Vanguard Health Care Fund was Actavis’ purchase of one of our largest holdings, Forest Labs, and Pfizer’s public bid for AstraZeneca. Pfizer’s final bid of nearly $120 billion was ultimately turned down by AstraZeneca’s board, as the company believed the offer did not appropriately value the strength of its development pipeline. Other notable developments included Medtronic’s acquisition of Covidien and Mylan’s proposed purchase of Abbott’s non-U.S. established pharmaceuticals business.

This is an exciting time for the health care sector, as two major secular trends will create dynamic opportunities in the future. The first is a deeper understanding of human diseases. This has been enabled by advances in gene sequencing, allowing for a fuller knowledge of disease biology. We are on the cusp of some truly exciting innovation in pharmaceuticals. The progress we have seen recently is more profound and has occurred more rapidly than we imagined even a few years ago.

The second trend is the changing shape of health care delivery in the United States. The emergence of a digital health care system, combined with potential payment reforms, will slowly shift incentives toward health care outcomes, creating many winners and losers. Longer term, this trend may also have an impact on health care systems outside the United States. More broadly, this environment should provide investors with deep research expertise the opportunity to shine.

Our successes
Our mid- and large-cap biopharmaceutical holdings were key drivers of the fund’s returns during the period. Stock selection among companies in North America and other developed markets added most to relative outperformance; selections among Japanese and United Kingdom-based companies also contributed.

Among mid-cap biopharmaceuticals, Forest Labs and Actavis were two of the top relative contributors. In the first quarter of 2014, it was announced that Forest would be acquired by Actavis, which is the world’s third-largest generic manufacturer and also has a significant branded pharmaceuticals business following its merger with Warner Chilcott in 2013. We viewed the merger as transformational and purchased more Actavis; at the end of the period, Actavis was our second-largest holding. Our position in Vertex Pharmaceuticals also added to returns, after the company reported positive phase 3 clinical data for its combination cystic fibrosis regimen.

In the large-cap biopharmaceutical space, our underweight position in Pfizer helped the fund’s relative performance. Pfizer’s stock price fell after AstraZeneca rebuffed its acquisition plans. As I mentioned, AstraZeneca’s decision was based largely on its belief that the final offer price

9

undervalued its early-stage pipeline, a view we share. Our exposure to AstraZeneca aided the fund’s absolute returns as Pfizer’s bid shed light on AstraZeneca’s enviable pipeline. Our position in Roche Holding also added to returns.

Within health care services, managed care organizations (MCOs) responded favorably to the proposed 2015 Medicare Advantage rates as well as to continued positive enrollment and cost trends. We continue to believe that MCOs, such as UnitedHealth and Aetna, will play an increasingly important role in the U.S. health care system. Our positions in UnitedHealth and Humana contributed to relative returns within this subindustry. We believe drug store holdings Walgreens and CVS should benefit in the future from generic pricing and accelerating volume, as an increasing number of Americans obtain health insurance. Both companies also contributed to relative returns.

Within medical devices, our holding in Edwards Lifesciences benefited from the greater-than-expected market growth of transcatheter aortic valve replacement (TAVR) and its market-leading valve, Sapien.

Our shortfalls
The most significant detractors from relative performance were stocks that we did not own or stocks in which we had underweight positions. These included Allergan, Celgene, Gilead Sciences, and Novartis. Our position in Allscripts Healthcare, a health care information technology company that is not included in the benchmark, and our allocation to Daiichi Sankyo, a mid-cap biopharmaceutical company based in Japan, also detracted, as did our small-cap biophar-maceutical holdings and our cash position.

Shares of Allscripts fell more than 28% during the period. The company remains a turnaround, and management’s 2014 financial road map may take longer to materialize. We continue to own a position and believe the stock is attractive at the current valuation. Shares of Daiichi Sankyo have been weak as investors have been concerned about the efficacy of its anticoagulation drug Edoxaban. We continue to own the stock.

The fund’s positioning
We currently hold about 20% of the fund’s assets in non-U.S. investments, a strategy that we believe provides diversification to shareholders over the long term. The portfolio is distributed among 89 equity names across health care’s subsectors. We expect that number to remain near the existing level or perhaps increase slightly, as we sometimes elect to gain exposure to certain themes or subsectors of the market by holding a “basket” of smaller positions rather than fewer larger ones.

Nonetheless, the top ten largest positions constituted a meaningful portion—more than 38%—of the fund’s assets at the period’s close. We expect turnover to remain quite low. The fund’s annualized turnover as of January 31, 2015, was approximately 20%, partially inflated by the large number of M&A deals.

We are optimistic about the long-term outlook for the health care sector and continue to have exposure to a number

10

of positive forces, such as delivery changes in the U.S. health care system and new biological approaches to disease. One area of exciting science is immuno-oncology, which may be broadly applicable to treating cancer. Leaders in this field include our holdings Bristol-Myers Squibb, Merck, Roche, AstraZeneca, and Incyte. The structure of the U.S. health care market is in the early stages of dynamic change, which will result in opportunities and challenges for market participants. Our holdings are aligned with companies that we believe can benefit from these opportunities, including health plans such as UnitedHealth and Humana and other players that will facilitate transparency, such as health care information company Cerner or hospital leader HCA.

In recent years we have observed an increasingly difficult reimbursement environment for drugs that compete in crowded categories with minimal product differentiation. Embedded in our investment process for biopharmaceutical, health care service, and medical device stocks is our assumption that a tougher pricing environment represents the way of the future. As an example, we have chosen not to own stocks that may have solid current fundamentals but are likely to face increasing pricing pressure from biosimilar or generic competition in the mid- to long-term. We also try to position the fund to hold pharmaceutical supply chain companies that will benefit from this changing pricing environment.

While valuations have risen after another strong year of outperformance for the health care sector, for the most part, they remain in line with historical levels—albeit at the high end—and fundamentals continue to surprise on the upside. As I mentioned earlier, we continue to believe we are in the early years of secular growth in the industry driven by biopharmaceutical discoveries and opportunities afforded with the changing health care delivery landscape.

Our philosophy of using a long-term horizon while looking at secular themes and trends across the entire market should help us identify pockets of health care that will generate sustainable, innovation-driven, differentiated growth. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in the most promising health care stocks to generate attractive, risk-adjusted returns for Vanguard’s shareholders.

Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager

Wellington Management Company llp

February 19, 2015

Health Care Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.35%	0.30%
30-Day SEC Yield	0.93%	0.98%

Portfolio Characteristics
			DJ
			U.S.
		MSCI	Total
		ACWI	Market
		Health	FA
	Fund	Care	Index
Number of Stocks	89	155	3,752
Median Market Cap	$42.0B	$95.4B	$47.6B
Price/Earnings Ratio	37.5x	26.8x	20.2x
Price/Book Ratio	3.8x	4.2x	2.7x
Return on Equity	14.8%	20.1%	17.8%
Earnings Growth
Rate	6.3%	8.4%	15.1%
Dividend Yield	1.3%	1.8%	1.9%
Foreign Holdings	20.1%	41.1%	0.0%
Turnover Rate	20%	—	—
Short-Term Reserves	4.7%	—	—

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.85	0.61
Beta	0.92	0.79
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co. Pharmaceuticals		5.5%
Actavis plc	Pharmaceuticals	5.1
UnitedHealth Group Inc.	Managed Health
	Care	4.7
Merck & Co. Inc.	Pharmaceuticals	4.7
AstraZeneca plc	Pharmaceuticals	3.8
Eli Lilly & Co.	Pharmaceuticals	3.5
McKesson Corp.	Health Care
	Distributors	2.9
Medtronic plc	Health Care
	Equipment	2.9
Regeneron
Pharmaceuticals Inc.	Biotechnology	2.6
Roche Holding AG	Pharmaceuticals	2.5
Top Ten		38.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.34% for Investor Shares and 0.29% for Admiral Shares.

12

Health Care Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	12.3%	15.0%
Consumer Staples	2.2	0.0
Health Care Distributors	4.2	2.9
Health Care Equipment	12.1	10.6
Health Care Facilities	2.6	1.4
Health Care Services	1.6	3.6
Health Care Supplies	0.4	1.1
Health Care Technology	3.1	0.6
Information Technology	0.2	0.0
Life Sciences Tools & Services	3.9	2.9
Managed Health Care	11.0	5.2
Materials	0.5	0.0
Pharmaceuticals	45.9	56.7

Market Diversification (% of equity exposure)

Europe
Switzerland	5.4%
United Kingdom	4.2
Belgium	1.8
France	1.4
Other	0.2
Subtotal	13.0%
Pacific
Japan	7.2%
North America
United States	78.7%
Other	0.6
Subtotal	79.3%
Middle East	0.5%

13

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Health Care Fund*Investor Shares	28.15%	20.70%	13.19%	$34,526
••••••••	Spliced Health Care Index	20.22	17.17	10.01	25,970
– – – –	Global Health/Biotechnology Funds Average	24.53	19.86	11.47	29,627
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	12.87	15.86	8.08	21,743
For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	28.20%	20.76%	13.27%	$173,759
Spliced Health Care Index	20.22	17.17	10.01	129,849
Dow Jones U.S. Total Stock Market Float
Adjusted Index	12.87	15.86	8.08	108,715

See Financial Highlights for dividend and capital gains information.

14

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	28.52%	20.17%	12.69%
Admiral Shares	11/12/2001	28.57	20.23	12.77

15

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.4%)
United States (75.3%)
Biotechnology (11.1%)
*	Regeneron
	Pharmaceuticals Inc.	2,921,000	1,217,064
*	Vertex
	Pharmaceuticals Inc.	9,533,911	1,050,065
	Amgen Inc.	5,580,485	849,685
*,1	Incyte Corp.	10,174,343	810,997
*,1	Alnylam
	Pharmaceuticals Inc.	6,094,810	571,876
*	Alkermes plc	6,229,583	450,087
*	Ironwood
	Pharmaceuticals Inc.
	Class A	4,169,598	64,962
*,1	Prothena Corp. plc	1,662,794	37,629
*,^	Agios Pharmaceuticals Inc.	312,200	36,190
			5,088,555
Chemicals (0.5%)
	Monsanto Co.	1,835,700	216,576

Electronic Equipment, Instruments
& Components (0.2%)
*	Keysight
	Technologies Inc.	2,812,100	93,896

Food & Staples Retailing (2.1%)
*	Walgreens Boots
	Alliance Inc.	7,693,500	567,396
	CVS Health Corp.	3,899,920	382,816
			950,212
Health Care Equipment & Supplies (11.3%)
*	Medtronic plc	18,885,933	1,348,456
*	Boston Scientific Corp.	59,624,800	883,043
*	Edwards Lifesciences
	Corp.	3,402,670	426,525
	St. Jude Medical Inc.	5,795,500	381,750

			Market
			Value•
		Shares	($000)
	Becton Dickinson and Co.	2,635,600	363,924
	Abbott Laboratories	7,591,400	339,791
*	CareFusion Corp.	5,661,354	335,718
*	Hologic Inc.	7,379,300	224,072
*	Intuitive Surgical Inc.	414,400	204,913
	Zimmer Holdings Inc.	1,589,200	178,149
	DENTSPLY
	International Inc.	3,258,900	163,026
	CR Bard Inc.	912,700	156,099
	Stryker Corp.	1,433,500	130,520
*	NuVasive Inc.	1,628,303	75,423
			5,211,409
Health Care Providers & Services (18.0%)
	UnitedHealth Group Inc.	20,519,100	2,180,154
	McKesson Corp.	6,342,800	1,348,796
	Humana Inc.	5,247,894	768,502
	Cigna Corp.	6,163,900	658,489
	Aetna Inc.	7,119,383	653,702
*	HCA Holdings Inc.	7,075,900	500,974
*	Anthem Inc.	3,500,500	472,428
	Cardinal Health Inc.	5,043,241	419,547
	Universal Health Services
	Inc. Class B	4,053,000	415,554
*	Express Scripts
	Holding Co.	3,206,500	258,797
*	Envision Healthcare
	Holdings Inc.	4,187,700	143,973
*	Community Health
	Systems Inc.	2,536,704	119,403
	Owens & Minor Inc.	3,000,000	102,690
*	Tenet Healthcare Corp.	2,053,200	86,809
*	WellCare Health Plans Inc.	1,189,900	86,684
*	MEDNAX Inc.	805,600	54,692
*	LifePoint Hospitals Inc.	341,100	22,253
*	Community Health
	Systems Inc. Rights	18,834,700	509
			8,293,956

16

Health Care Fund

			Market
			Value•
		Shares	($000)
Health Care Technology (3.0%)
*	Cerner Corp.	12,842,400	852,093
*	IMS Health Holdings Inc.	11,995,380	295,206
*,1	Allscripts Healthcare
	Solutions Inc.	11,198,893	133,379
*	athenahealth Inc.	715,400	99,949
			1,380,627
Life Sciences Tools & Services (3.7%)
*	Illumina Inc.	1,932,800	377,263
*	Quintiles Transnational
	Holdings Inc.	5,636,278	340,995
	Thermo Fisher
	Scientific Inc.	2,179,000	272,833
*,1	PAREXEL
	International Corp.	4,057,900	247,370
	Agilent Technologies Inc.	5,624,200	212,426
*	VWR Corp.	3,784,600	91,436
*	Bruker Corp.	4,669,258	88,062
	PerkinElmer Inc.	1,441,400	65,886
			1,696,271
Pharmaceuticals (25.4%)
	Bristol-Myers
	Squibb Co.	42,172,531	2,541,738
*	Actavis plc	8,795,896	2,344,458
	Merck & Co. Inc.	35,788,048	2,157,304
	Eli Lilly & Co.	22,594,700	1,626,818
*	Mylan Inc.	15,362,980	816,542
	Pfizer Inc.	19,395,622	606,113
	Perrigo Co. plc	3,855,652	585,057
*	Hospira Inc.	7,517,770	476,852
	Zoetis Inc.	9,178,657	392,204
*,1	Medicines Co.	5,559,220	159,383
			11,706,469
Total United States			34,637,971
International (20.1%)
Belgium (1.7%)
1	UCB SA	10,202,034	793,099

Canada (0.5%)
*	Catamaran Corp.	4,937,683	246,440

Denmark (0.2%)
	H Lundbeck	3,563,634	72,376

France (1.3%)
	Sanofi	5,889,603	542,671
	Ipsen SA	1,094,832	55,721
			598,392
Israel (0.4%)
	Teva Pharmaceutical
	Industries Ltd. ADR	3,507,100	199,414

		Market
		Value•
	Shares	($000)
Japan (6.9%)
Astellas Pharma Inc.	53,280,100	822,931
Shionogi & Co. Ltd.	17,307,554	519,352
Takeda Pharmaceutical
Co. Ltd.	10,319,900	515,576
Eisai Co. Ltd.	8,095,400	403,623
Daiichi Sankyo Co. Ltd.	18,853,000	273,507
Chugai Pharmaceutical
Co. Ltd.	6,885,200	205,839
Ono Pharmaceutical
Co. Ltd.	1,659,900	174,695
* Olympus Corp.	4,588,200	158,679
Kyowa Hakko Kirin
Co. Ltd.	5,250,000	59,784
Mitsubishi Tanabe
Pharma Corp.	2,734,400	43,228
		3,177,214
Switzerland (5.1%)
Roche Holding AG	3,849,572	1,037,527
Novartis AG	8,995,500	876,636
Actelion Ltd.	2,837,238	313,403
Roche Holding AG
(Bearer)	454,604	124,708
		2,352,274
United Kingdom (4.0%)
AstraZeneca plc	24,440,247	1,739,794
Smith & Nephew plc	5,047,506	90,012
		1,829,806
Total International		9,269,015
Total Common Stocks
(Cost $23,667,423)		43,906,986

17

Health Care Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (4.9%)
Money Market Fund (0.0%)
[2,3] Vanguard Market Liquidity
Fund, 0.133%	15,425,600	15,426

	Face
	Amount
	($000)
Repurchase Agreements (1.4%)
Bank of America Securities,
LLC 0.060%, 2/2/15 (Dated
1/30/15, Repurchase Value
$59,600,000, collateralized
by Government National
Mortgage Assn.
3.500%–4.500%,
10/15/39–7/15/42, Federal
National Mortgage Assn.
1.850%–4.000%,
10/1/20–2/1/45, and Federal
Home Loan Mortgage Corp.
1.986%–5.500%,
4/1/35–2/1/45, with a
value of $60,792,000)	59,600	59,600
Barclays Capital Inc. 0.040%,
2/2/15 (Dated 1/30/15,
Repurchase Value
$84,500,000, collateralized
by U.S. Treasury Note/Bond,
2.250%, 4/30/21, with a
value of $86,190,000)	84,500	84,500
Barclays Capital Inc. 0.050%,
2/4/15 (Dated 1/28/15,
Repurchase Value
$100,001,000, collateralized
by Federal National
Mortgage Assn.
2.500%–4.500%,
7/1/27–11/1/40, and
Federal Home Loan
Mortgage Corp.
3.000%–3.095%,
1/1/30–1/1/45, with a
value of $102,000,000)	100,000	100,000

	Face	Market
	Amount	Value•
	($000)	($000)
BNP Paribas Securities Corp.
0.080%, 2/2/15 (Dated
1/30/15, Repurchase Value
$49,100,000 collateralized
by Government National
Mortgage Assn.
4.500%–5.500%,
8/15/18–8/15/40, Federal
National Mortgage Assn.
2.000%–7.000%,
8/1/17–2/1/44, and Federal
Home Loan Mortgage Corp.
2.500%–8.000%,
1/1/17–11/1/44, with a
value of $50,082,000)	49,100	49,100
HSBC Bank USA 0.060%,
2/2/15 (Dated 1/30/15,
Repurchase Value
$216,501,000, collateralized
by Federal National
Mortgage Assn.
2.500%–6.500%,
8/1/22–11/1/42, with a
value of $220,834,000)	216,500	216,500
Morgan Stanley & Co., Inc.
0.080%, 2/2/15 (Dated
1/30/15, Repurchase Value
$72,100,000, collateralized
by Federal National
Mortgage Assn.
2.500%–6.625%,
5/1/15–12/1/39, Federal
Home Loan Mortgage
Corp. 3.750%–11.500%,
10/18/16–3/27/19, Federal
Home Loan Bank 4.875%,
5/17/17, Federal Farm Credit
Bank 1.230%–4.850%,
4/23/18–7/21/31, and Student
Loan Marketing Assn.
0.000%, 10/3/22, with a
value of $73,542,000)	72,100	72,100

18

Health Care Fund

		Face	Market
		Amount	Value•
		($000)	($000)
	RBC Capital Markets LLC
	0.080%, 2/2/15 (Dated
	1/30/15, Repurchase Value
	$51,200,000, collateralized
	by Government National
	Mortgage Assn.
	3.500%–4.000%,
	10/20/44–1/20/45, Federal
	National Mortgage Assn.
	2.024%–4.865%,
	12/1/20–12/1/44, and
	Federal Home Loan
	Mortgage Corp. 2.256%,
	11/1/42, with a value of
	$52,224,000)	51,200	51,200
			633,000
U.S. Government and Agency Obligations (2.2%)
4	Federal Home Loan Bank
	Discount Notes,
	0.085%, 2/4/15	100,000	100,000
4	Federal Home Loan Bank
	Discount Notes,
	0.090%, 2/13/15	100,000	99,999
4	Federal Home Loan Bank
	Discount Notes,
	0.094%, 2/20/15	150,000	149,995
4	Federal Home Loan Bank
	Discount Notes,
	0.085%, 2/25/15	150,000	149,995
4	Federal Home Loan Bank
	Discount Notes,
	0.106%, 3/6/15	125,000	125,003
4	Federal Home Loan Bank
	Discount Notes,
	0.070%, 3/19/15	100,000	99,997
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.165%, 3/20/15	100,000	100,000
4	Federal Home Loan Bank
	Discount Notes,
	0.065%, 3/25/15	23,950	23,950
4	Federal Home Loan Bank
	Discount Notes,
	0.060%–0.700%, 3/27/15	105,414	105,413
4	Federal Home Loan Bank
	Discount Notes,
	0.070%, 4/6/15	75,000	74,998
			1,029,350

		Face	Market
		Amount	Value•
		($000)	($000)
Commercial Paper (1.3%)
	General Electric Capital
	Corp., 0.200%, 3/10/15	200,000	199,970
	General Electric Capital
	Corp., 0.190%, 5/6/15	200,000	199,880
6	The Coca-Cola Co.,
	0.140%, 3/24/15	50,000	49,990
6	The Coca-Cola Co.,
	0.160%, 4/24/15	74,500	74,467
6	The Coca-Cola Co.,
	0.130%, 4/29/15	75,000	74,970
			599,277
Total Temporary Cash Investments
(Cost $2,277,004)			2,277,053
Total Investments (100.3%)
(Cost $25,944,427)			46,184,039
Other Assets and Liabilities (-0.3%)
Other Assets			111,425
Liabilities[3]			(263,927)
			(152,502)
Net Assets (100%)			46,031,537

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
	Unaffiliated Issuers		43,414,880
	Affiliated Vanguard Funds		15,426
	Other Affiliated Issuers		2,753,733
Total Investments in Securities			46,184,039
Receivables for Capital Shares Issued			31,164
Other Assets			80,261
Total Assets			46,295,464
Liabilities
Payables for Investment Securities
	Purchased		109,715
Securities Lending Collateral Payable
	to Brokers		15,426
Other Liabilities			138,786
Total Liabilities			263,927
Net Assets			46,031,537

19

Health Care Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	24,526,339
Undistributed Net Investment Income	58,681
Accumulated Net Realized Gains	1,223,172
Unrealized Appreciation (Depreciation)
Investment Securities	20,239,612
Forward Currency Contracts	(15,914)
Foreign Currencies	(353)
Net Assets	46,031,537

Investor Shares—Net Assets
Applicable to 53,948,616 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,660,343
Net Asset Value Per Share—
Investor Shares	$216.14

Admiral Shares—Net Assets
Applicable to 376,986,462 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,371,194
Net Asset Value Per Share—
Admiral Shares	$91.17

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,420,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $15,426,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $14,733,000 have been segregated as collateral for open forward currency contracts.
6 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31, 2015, the aggregate value of these securities was $199,427,000, representing 0.4% of net assets.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Dividends[1]	709,032
Interest	1,529
Securities Lending	932
Total Income	711,493
Expenses
Investment Advisory Fees—Note B	57,891
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,988
Management and Administrative—Admiral Shares	39,538
Marketing and Distribution—Investor Shares	1,696
Marketing and Distribution—Admiral Shares	3,639
Custodian Fees	978
Auditing Fees	29
Shareholders’ Reports—Investor Shares	161
Shareholders’ Reports—Admiral Shares	79
Trustees’ Fees and Expenses	69
Total Expenses	123,068
Net Investment Income	588,425
Realized Net Gain (Loss)
Investment Securities Sold	4,583,171
Foreign Currencies and Forward Currency Contracts	155,606
Realized Net Gain (Loss)	4,738,777
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,580,832
Foreign Currencies and Forward Currency Contracts	(21,776)
Change in Unrealized Appreciation (Depreciation)	4,559,056
Net Increase (Decrease) in Net Assets Resulting from Operations	9,886,258
1 Dividends are net of foreign withholding taxes of $21,708,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	588,425	405,185
Realized Net Gain (Loss)	4,738,777	3,351,986
Change in Unrealized Appreciation (Depreciation)	4,559,056	5,664,512
Net Increase (Decrease) in Net Assets Resulting from Operations	9,886,258	9,421,683
Distributions
Net Investment Income
Investor Shares	(104,289)	(114,317)
Admiral Shares	(322,879)	(298,735)
Realized Capital Gain[1]
Investor Shares	(1,271,460)	(709,234)
Admiral Shares	(3,584,110)	(1,636,385)
Total Distributions	(5,282,738)	(2,758,671)
Capital Share Transactions
Investor Shares	529,165	(941,911)
Admiral Shares	6,172,299	4,322,361
Net Increase (Decrease) from Capital Share Transactions	6,701,464	3,380,450
Total Increase (Decrease)	11,304,984	10,043,462
Net Assets
Beginning of Period	34,726,553	24,683,091
End of Period[2]	46,031,537	34,726,553
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $302,157,000 and $146,863,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $58,681,000 and ($83,069,000).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$191.63	$152.58	$131.96	$124.30	$120.06
Investment Operations
Net Investment Income	2.941	2.350	2.777	2.300	2.046
Net Realized and Unrealized Gain (Loss)
on Investments	49.127	53.058	22.791	12.780	7.404
Total from Investment Operations	52.068	55.408	25.568	15.080	9.450
Distributions
Dividends from Net Investment Income	(2.115)	(2.357)	(2.757)	(2.237)	(2.007)
Distributions from Realized Capital Gains	(25.443)	(14.001)	(2.191)	(5.183)	(3.203)
Total Distributions	(27.558)	(16.358)	(4.948)	(7.420)	(5.210)
Net Asset Value, End of Period	$216.14	$191.63	$152.58	$131.96	$124.30

Total Return[1]	28.15%	37.66%	19.59%	12.50%	7.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,660	$9,905	$8,681	$8,462	$8,447
Ratio of Total Expenses to Average Net Assets	0.34%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.33%	1.94%	1.72%	1.67%
Portfolio Turnover Rate	20%	21%	8%	8%	9%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$80.84	$64.37	$55.68	$52.45	$50.67
Investment Operations
Net Investment Income	1.290	1.040	1.211	1.005	.891
Net Realized and Unrealized Gain (Loss)
on Investments	20.715	22.378	9.605	5.392	3.115
Total from Investment Operations	22.005	23.418	10.816	6.397	4.006
Distributions
Dividends from Net Investment Income	(.942)	(1.042)	(1.201)	(.980)	(. 874)
Distributions from Realized Capital Gains	(10.733)	(5.906)	(. 925)	(2.187)	(1.352)
Total Distributions	(11.675)	(6.948)	(2.126)	(3.167)	(2.226)
Net Asset Value, End of Period	$91.17	$80.84	$64.37	$55.68	$52.45

Total Return[1]	28.20%	37.74%	19.65%	12.57%	7.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,371	$24,821	$16,002	$12,968	$11,459
Ratio of Total Expenses to Average Net Assets	0.29%	0.30%	0.30%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.38%	1.99%	1.77%	1.72%
Portfolio Turnover Rate	20%	21%	8%	8%	9%
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the

25

Health Care Fund

event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2015, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties,

26

Health Care Fund

monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2015, the investment advisory fee represented an effective annual rate of 0.14% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $4,227,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.69% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

27

Health Care Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	34,637,971	—	—
Common Stock—International	445,854	8,823,161	—
Temporary Cash Investments	15,426	2,261,627	—
Forward Currency Contracts—Liabilities	—	(15,914)	—
Total	35,099,251	11,068,874	—

At January 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America NA	3/18/15	USD	446,079	JPY	53,262,221	(7,723)
UBS AG	3/18/15	USD	445,611	JPY	53,262,221	(8,191)
						(15,914)
JPY—Japanese yen.
USD—U.S. dollar.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

28

Health Care Fund

During the year ended January 31, 2015, the fund realized net foreign currency losses of $70,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies held at January 31, 2015, had unrealized appreciation of $69,005,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $20,800,000 from undistributed net investment income, and $165,401,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2015, the fund had $307,756,000 of ordinary income and $1,075,366,000 of long-term capital gains available for distribution.

At January 31, 2015, the cost of investment securities for tax purposes was $26,013,432,000. Net unrealized appreciation of investment securities for tax purposes was $20,170,607,000, consisting of unrealized gains of $20,422,392,000 on securities that had risen in value since their purchase and $251,785,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $9,197,460,000 of investment securities and sold $7,773,571,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,454,337	11,686	1,769,228	10,118
Issued in Lieu of Cash Distributions	1,312,146	6,295	784,653	4,547
Redeemed	(3,237,318)	(15,722)	(3,495,792)	(19,870)
Net Increase (Decrease)—Investor Shares	529,165	2,259	(941,911)	(5,205)
Admiral Shares
Issued	4,771,234	54,272	4,148,023	55,782
Issued in Lieu of Cash Distributions	3,593,547	40,722	1,775,274	24,189
Redeemed	(2,192,482)	(25,060)	(1,600,936)	(21,502)
Net Increase (Decrease) —Admiral Shares	6,172,299	69,934	4,322,361	58,469

29

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the year in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31,		Proceeds			Jan. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Allscripts Healthcare
Solutions Inc.	NA [2]	36,830	—	—	—	133,379
Alnylam Pharmaceauticals Inc.	343,441	175,245	25,963	—	—	571,876
Forest Laboratories Inc.	1,768,013	—	1,010,160	—	—	—
Incyte Corp.	NA2	278,091	—	—	—	810,997
Medicines Co.	159,864	24,141	—	—	—	159,383
PAREXEL International Corp.	234,566	12,150	57,469	—	—	247,370
Prothena Corp. plc	41,074	7,544	—	—	—	37,629
UCB SA	661,141	70,353	—	11,410	—	793,099
Vanguard Market Liquidity Fund	—	NA3	NA [3]	—	—	15,426
Total	3,208,099			11,410	—	2,769,159
1 Includes net realized gain (loss) on affiliated investment securities sold of $561,915.
2 Not applicable—at January 31, 2014, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2015

Special 2014 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,703,298,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $528,059,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 38.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	28.15%	20.70%	13.19%
Returns After Taxes on Distributions	24.29	18.97	11.80
Returns After Taxes on Distributions and Sale of Fund Shares	18.57	16.67	10.75

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended January 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2014	1/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,148.10	$1.84
Admiral Shares	1,000.00	1,148.32	1.57
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.73
Admiral Shares	1,000.00	1,023.74	1.48
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

34

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

35

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032015

Annual Report | January 31, 2015

Vanguard Precious Metals and Mining Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015

Total
Returns
Vanguard Precious Metals and Mining Fund	-7.61%
S&P Global Custom Metals and Mining Index	-12.68
Precious Metals Equity Funds Average	-6.85
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2014, Through January 31, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$10.38	$9.59	$0.000	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended January 31, 2015, Vanguard Precious Metals and Mining Fund returned –7.61%. That compares with –12.68% for the fund’s benchmark index, the Standard & Poor’s Global Custom Metals and Mining Index, and the –6.85% average return of its peers.

In an investment environment in which the broad U.S. and international stock markets posted gains, your fund’s negative performance is undoubtedly disappointing. Its result, however, is consistent with the ups and downs that can be expected from precious metals and mining investments, which tend to be much more volatile than the broad market. These stocks can experience extended declines alternating with periods of impressive growth.

During the most recent fiscal year, a weakened demand for commodities and, more specifically, reduced metals prices weighed on the precious metals and mining sector. Your fund was not immune from these challenges.

If you hold the fund in a taxable account, you may wish to review the information on after-tax performance provided later in this report.

U.S. stocks posted strong results despite facing many challenges
Although volatility picked up toward the end of the period and flat results in December turned negative in January,

2

the broad U.S. stock market returned about 13% for the 12 months. Mostly strong U.S. corporate earnings, combined with the effects of global monetary stimulus, helped domestic equities overcome worries about lofty stock valuations, plunging oil prices, and economic weakness abroad.

The Federal Reserve ended its accommodative bond-buying program in October, and investors seemed reassured when the Fed said it would take a “patient” approach in deciding when to increase short-term interest rates. The Bank of Japan, European Central Bank, and People’s Bank of China all embarked on or continued aggressive stimulus actions during the fiscal year.

International stocks returned about 1% in U.S. dollar terms as numerous geopolitical difficulties and the strength of the dollar hindered performance. Emerging markets stocks outpaced those of the developed markets of the Pacific and Europe.

Bond returns stood out, helped by global stimulus
The broad U.S. taxable bond market returned 6.61% as bond prices benefited from global stimulus programs and as many investors were drawn to the relative stability of bonds amid the volatility in equity markets.

Even as the Fed phased out its bond purchases, bond prices rose and yields fell. (Bond prices and yields move in opposite

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.76%	17.62%	15.84%
Russell 2000 Index (Small-caps)	4.41	15.27	15.66
Russell 3000 Index (Broad U.S. market)	12.99	17.43	15.83
FTSE All-World ex US Index (International)	1.31	6.97	5.82

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.61%	3.07%	4.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.86	4.12	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	-0.09%	1.03%	1.52%

3

directions.) The yield of the 10-year Treasury note ended January at 1.75%, down from 2.70% at the close of January 2014. Municipal bonds returned 8.86%, helped by the effects of greater demand and reduced supply along with the broader bond market’s advance.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.61%. Like their equity counterparts, international bonds suffered because of the strength of the U.S. dollar.

The Fed’s target of 0%–0.25% for short-term interest rates continued to hold down returns for money market funds and savings accounts.

A downturn in metal prices hurt the fund’s performance
Vanguard Precious Metals and Mining Fund is a global sector fund that offers exposure to a niche of the market, investing in companies that are involved in mining or exploring for precious and rare metals and minerals.

It’s important to consider that if you’re invested in the broad stock market, you already have exposure to this industry, whose stocks represent less than 5% of the global stock market’s total value. If you choose to increase your exposure by investing in this fund, keep in mind the risks that go along with the potential rewards.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.25%	1.43%
The fund expense ratio shown is from the prospectus dated May 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Precious Metals Equity Funds.

4

The most recent fiscal year is a good reminder of this point. As I mentioned earlier, declining metal prices led to negative results for your fund and the industry. Silver was among the most volatile of the precious metals, declining 10%. The fund’s exposure to silver-linked businesses detracted substantially from overall results. Platinum prices also fell 10%. Gold prices rose a modest 3%, but the fund’s holdings in some of that industry’s weakest performers weighed on returns.

Unlike many of its peers, your fund doesn’t focus exclusively on precious metals stocks. Its comparatively broader approach also allows for investments in a wider range of companies to which the fund’s peers often have little or no exposure.

Outside the precious metals and mining precincts, some diversified metals and mining holdings tumbled sharply. Those stocks felt the effects of copper’s 22% price retreat amid decreased demand from China, but the advisor’s underweighting of the industry helped relative results. Holdings in construction companies, coal and consumable fuels, and fertilizer companies added to performance.

The advisor’s decision to limit exposure to some weaker performers in diversified metals and mining helped boost returns relative to the index. Strong selections

Total Returns
Ten Years Ended January 31, 2015
Average
Annual Return
Precious Metals and Mining Fund	1.54%
Spliced Global Custom Metals and Mining Index	4.82
Precious Metals Equity Funds Average	3.13
For a benchmark description, see the Glossary.

Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

among precious metals and minerals stocks also contributed to the fund’s outperformance.

Disappointing periods for the fund led to muted ten-year returns
For the ten years ended January 31, 2015, Vanguard Precious Metals and Mining Fund posted an average annual return of 1.54%, weaker than that of its benchmark index (+4.82%) and peer group (+3.13%).

Disappointing returns over the past few years have weighed on the fund’s long-term performance. Funds that focus on a single sector—as yours does—tend to be more volatile than broadly diversified funds. It’s not uncommon for sector funds to soar one year and plunge the next.

Recent challenges notwithstanding, we remain confident in M&G Investment Management, a London-based firm that has managed the fund since its inception more than 30 years ago. We believe that the team’s efforts, combined with the fund’s low costs, will continue to generate competitive results over the long term.

Though volatility is inevitable, you don’t have to ‘inherit’ it
In January, Tim Buckley, Vanguard’s chief investment officer, and I answered questions from shareholders as part of a live webcast. It was a great opportunity to hear what you’re thinking, offer insights, and reinforce some of Vanguard’s key principles.

Not surprisingly, given that the first month of 2015 was marked by sharp fluctuations in the markets, volatility came up as a concern. The broad stock market had several daily swings of more than 1% in January. Bond yields, meanwhile, moved sharply lower as prices rallied.

Our response? Tim and I both stressed that how you react—or don’t react—to such jolts can determine how you ultimately fare as an investor. That’s why one of those key principles highlights the need to maintain perspective and long-term discipline. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

Tim noted that the best course for long-term investors is simply to ignore daily market moves. He pointed out that investors “inherit” what would otherwise be fleeting volatility when they sell in response to a market downturn. As Tim put it, the only way to truly have a loss is to act and realize that loss.

Those are wise words to keep in mind when markets turn stormy again.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 17, 2015

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned –7.61% for the fiscal year ended January 31, 2015. The result surpassed that of the fund’s customized benchmark index (–12.68%) but slightly lagged the average return of peer funds (– 6.85%).

The markets
The fiscal year was punctuated by several global risk developments, led by Russia’s annexation of Crimea, the rise in prominence of the Islamic State, and the threat of a widespread Ebola outbreak. Investors began to worry about below-trend growth and deflation starting about midyear; this seemed to coincide with the peak in many cyclical indicators. The sharp decline in the price of oil in 2014 was a major surprise, with Brent crude (a benchmark price for oil purchases worldwide) plunging from $110 a barrel to $50. This reflected weaker global demand as well as a rise in production by non-OPEC countries, particularly from U.S. shale, and OPEC’s decision not to cut its output despite sluggish demand from China and the Eurozone.

Commodities and miners across the board experienced a sell-off during the 12 months. Most notably, the iron ore price fell more than 40%. The strengthening U.S. dollar weighed further on prices as the prospect of a reversal in sentiment diminished given the positive U.S. economic outlook. This diluted support for safe haven assets, though gold rose marginally (+3.2%) given robust demand from Asian markets. The price of silver, however, declined (–10.0%). Zinc bucked the trend (+7.9%), with solid demand amid a supply deficit that is forecast to persist for several years as more zinc mines are scheduled to close.

The fund’s performance
In a challenging environment for commodities and related miners, we were pleased to see the fund perform well relative to the benchmark. In particular, holdings in royalty miners and companies active in the diamond market added significant value. Royalty miners, including Franco-Nevada and Royal Gold, benefit from production volume without incurring many of the risks associated with mine operations. These companies have a lean operating structure and are not hindered by economic projects that do poorly, provided that operations continue.

The fund’s largest holding, Canada-listed Dominion Diamond, was its strongest contributor. The long-term market dynamics seem very favorable for diamond producers; the industry’s most significant market, the United States, remains robust, and penetration rates are still low in emerging markets even as demand keeps growing. On the supply side, global rough diamond production remains subdued, not yet surpassing 2005 levels. The industry has made significant investments, but the new projects appear able only to maintain current supply.

Elsewhere, two long-standing holdings that were targets of takeover bids added significant value. Aquila Resources, an Australian coal and iron ore miner, was the subject of a bid by Chinese steel

7

manufacturer Baosteel and Australian-listed Aurizon. Aquila’s share price rose on that news, courting further attention by other interested parties. We sold our sizable stake in Aquila for a higher price than that paid by the consortium.

U.S.-listed AMCOL International—which mines bentonite, a clay with unique absorption properties—also added value. It was the subject of a bidding war as two companies sought to add to, and diversify, their portfolios. The share price materially increased on U.S.-based Minerals Technologies’ successful bid.

U.K.-listed Hochschild Mining was the largest detractor. We have reduced our shares, which lost value because of silver price volatility, costs involving a major building project in Peru, and a stretched balance sheet. U.S.-listed Kinross Gold also detracted. Nearly a quarter of Kinross’ gold production is in Russia, hurting the company in the wake of the annexation of Crimea and international pressure over the Russia-Ukraine military conflict.

Purchases and sales
Although the thirst for resources remains robust by historical standards, weaker prices are challenging an industry that is working toward the bottom of a cycle from which to consolidate and return to growth. That process requires management discipline through cutting costs, stabilizing margins, and bolstering financial strength.

Identifying segments that are ahead on the cost-cutting curve was instrumental in our decision to increase our precious metals and minerals exposure to more than 70% of the fund. Portfolio turnover increased during the period because of several factors. At the company level, precious metals miners have acted more swiftly to get their house in order and rebuild margins by shelving projects, decreasing capital spending, and reducing exploration expenses—actions that place them on a more secure platform for growth. Both absolutely and relatively, these companies are attractively valued and are the most compelling candidates for the fund. We have been active in this industry, adding to holdings in North American companies such as Eldorado Gold, Agnico Eagle Mines, New Gold, Yamana Gold, and the royalty companies. We believe these companies are making tangible progress with cost discipline and productivity. They also have high-pedigree management teams able to convert resources to reserves while growing margin and yield in a challenging price environment.

We funded these purchases primarily from two sources. First, we sold positions in several early stage exploration companies more dependent on capital markets than their own operations for cash flow. We then reduced the fund’s exposure to potash by selling our holdings in Mosaic, and we removed exposure to mineral sands by selling Iluka Resources.

We are also introducing a focused, albeit longer, tail. We intend to invest in a group of smaller holdings that have compelling risk–reward characteristics without compromising the fund’s liquidity. An example is Kaminak Gold, which we

8

recently bought. The company has identified a significant gold resource with highly favorable metallurgical properties underpinning sound economics. Its well-led management team and geopolitically safe operations combine to make this an attractive long-term investment.

Our underlying silver exposure rose through new positions in U.K.-listed Fresnillo and Canada-based First Majestic Silver. At these levels, both miners’ intrinsic value may be underappreciated by the market given their long-life, high-grade, low-cost assets that have been able to generate significant cash flows despite the material fall in the silver price.

Reflecting our positive view of the diamond market, we also initiated a new position in U.K.-listed Petra Diamonds. Since 2008, the company has focused on building up its portfolio of mines and has undertaken major capital programs to develop them. Petra is now benefiting from rising volumes and falling costs. With the added boost from strong diamond prices, those should translate into expanding cash flows and the potential to initiate dividends.

Looking ahead
Mining is a cyclical industry. Periods of excess are often followed by retrenchment and consolidation as weaker commodity prices squeeze out marginal, high-cost producers, redressing oversupply. This inevitability sets the stage for the next cycle. The marked change in management and strategy of precious metals miners in particular may represent a new phase for the industry. As capital spending is curtailed and exploration reduced, supply will become constrained, once again supporting prices, improving margins, and generating positive returns.

Recent years have been challenging, but we remain confident in our investment philosophy and process: maintaining our long-term approach of identifying high-caliber management teams extracting the greatest value from best-in-class assets, positioned at the lower end of the cost curve. Critically, we are focusing on the most favorable commodities through miners at the end of their structural transition of reducing all-in sustaining costs. This approach, we believe, will drive value both in the current environment and going forward.

Portfolio Managers:

Randeep Somel, CFA

Jamie J. Horvat

M&G Investment Management Limited

February 24, 2015

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2015

Portfolio Characteristics
		S&P	DJ
		Global	U.S.
		Custom	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	59	261	3,752
Median Market Cap	$3.9B	$9.0B	$47.6B
Price/Earnings Ratio	388.2x	232.4x	20.2x
Price/Book Ratio	1.3x	1.3x	2.7x
Return on Equity	7.7%	9.0%	17.8%
Earnings Growth
Rate	-0.2%	2.1%	15.1%
Dividend Yield	1.4%	2.2%	1.9%
Foreign Holdings	84.2%	88.3%	0.0%
Turnover Rate	62%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.25%	—	—
Short-Term Reserves	7.3%	—	—

Subindustry Diversification (% of equity
exposure)
		S&P
		Global
		Custom
		Metals and
		Mining
	Fund	Index
Aluminum	0.0%	4.5%
Diversified Metals & Mining	20.9	39.8
Fertilizers & Agricultural
Chemicals	2.6	0.0
Gold	52.8	43.5
Precious Metals & Minerals	13.7	7.6
Silver	5.6	4.6
Specialty Chemicals	4.4	0.0

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.87	0.07
Beta	0.93	0.66
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Dominion Diamond	Precious Metals &
Corp.	Minerals	6.4%
Nevsun Resources Ltd.	Diversified Metals &
	Mining	6.3
Goldcorp Inc.	Gold	5.8
BHP Billiton	Diversified Metals &
	Mining	5.4
Randgold Resources Ltd.	Gold	5.4
Royal Gold Inc.	Gold	5.0
Agnico Eagle Mines Ltd.	Gold	4.9
Acacia Mining plc	Gold	4.1
Anglo American plc	Diversified Metals &
	Mining	3.6
Franco-Nevada Corp.	Gold	3.4
Top Ten		50.3%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratio was 0.29%.

10

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Precious Metals and Mining Fund*	-7.61%	-9.28%	1.54%	$11,656
•••••••• Spliced Global Custom Metals and
Mining Index	-12.68	-6.34	4.82	16,007
– – – – Precious Metals Equity Funds Average	-6.85	-8.96	3.13	13,604
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.87	15.86	8.08	21,743
For a benchmark description, see the Glossary.
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-11.41%	-11.66%	0.94%

12

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.8%)
Diversified Metals & Mining (19.4%)
*,1	Nevsun Resources Ltd.	37,839,800	130,729
	BHP Billiton plc	5,210,000	113,164
	Anglo American plc
	London Shares	4,470,000	74,666
*	Lundin Mining Corp.	11,441,191	40,697
	Boliden AB	2,580,000	40,304
*,2	Balmoral
	Resources Ltd.	4,900,000	3,262
*	True Gold Mining Inc.	14,319,500	1,916
*	Bougainville Copper Ltd.	323,438	60
			404,798
Fertilizers & Agricultural Chemicals (2.4%)
	Potash Corp. of
	Saskatchewan Inc.	1,356,629	49,388

Gold (49.0%)
	Goldcorp Inc.
	(NYSE Shares)	4,822,458	115,884
	Randgold Resources
	Ltd. ADR	1,309,380	111,638
	Royal Gold Inc.	1,430,154	103,629
	Acacia Mining plc	20,100,627	85,394
	Agnico Eagle Mines
	Ltd. (NYSE Shares)	2,241,335	75,578
	Franco-Nevada Corp.	1,241,602	71,516
*	B2Gold Corp.
	(AMEX Shares)	28,838,821	56,524
^	Eldorado Gold Corp.
	(NYSE Shares)	10,364,400	49,542
	Newmont Mining Corp.	1,869,816	47,026
*	New Gold Inc.	9,195,000	40,305
*	SEMAFO Inc.	9,467,000	33,154
	Yamana Gold Inc.
	(NYSE Shares)	7,832,232	32,190
	Yamana Gold Inc.	7,291,086	30,181

			Market
			Value•
		Shares	($000)
*	Primero Mining Corp.	7,230,000	29,018
*	Agnico Eagle Mines Ltd.	814,545	27,461
*	Alamos Gold Inc.	3,627,542	19,355
^	Osisko Gold
	Royalties Ltd.	1,121,345	15,081
	Alacer Gold Corp.	5,752,073	13,490
*,2	Roxgold Inc.	25,375,000	12,401
*	Torex Gold
	Resources Inc.	9,452,838	10,787
*	Kinross Gold Corp.	3,067,649	10,399
*,^	Kirkland Lake Gold Inc.	1,860,000	6,602
*	Asanko Gold Inc.	3,300,000	5,194
*	Goldcorp Inc.	183,500	4,432
*	Premier Gold
	Mines Ltd.	2,362,349	3,811
*	B2Gold Corp.	1,860,800	3,661
	Eldorado Gold Corp.	710,600	3,411
*	Continental Gold Ltd.	1,700,000	2,836
	Gold Resource Corp.	500,000	1,750
*	Mundoro Capital Inc.	1,000,000	114
*,1	Apex Minerals NL	55,654,166	—
			1,022,364
Precious Metals & Minerals (12.7%)
*,1	Dominion Diamond Corp.	8,093,473	134,456
	Tahoe Resources Inc.	2,797,081	38,180
	Fresnillo plc	2,637,666	35,628
*	Stillwater Mining Co.	2,049,580	28,018
*	Mountain Province
	Diamonds Inc.	3,000,000	11,946
*	Petra Diamonds Ltd.	3,540,000	8,162
*,^	Lucara Diamond Corp.	2,900,000	4,793
*	Kaminak Gold Corp.
	Class A	3,660,000	3,024
*,2	Mountain Province
	Diamonds Inc.-
	Private Placement	400,000	1,434
			265,641

13

Precious Metals and Mining Fund

			Market
			Value•
		Shares	($000)
	Silver (5.2%)
	*,1 Hochschild Mining plc	36,992,555	50,458
*,^	First Majestic
	Silver Corp.	4,513,000	27,935
*	Fortuna Silver Mines Inc.	3,855,375	18,690
*	MAG Silver Corp.	1,424,523	10,560
*	Endeavour Silver Corp.	520,000	1,428
			109,071
	Specialty Chemicals (4.1%)
	Umicore SA	1,346,979	56,413
	Johnson Matthey plc	587,079	28,721
			85,134
	Total Common Stocks
	(Cost $2,318,155)		1,936,396
	Precious Metals (0.1%)
*	Platinum Bullion
	(In Troy Ounces)	2,009	2,491
	Total Precious Metals
	(Cost $1,213)		2,491
Temporary Cash Investment (10.9%)
Money Market Fund (10.9%)
3,[4]	Vanguard Market
	Liquidity Fund, 0.133%
	(Cost $226,429)	226,428,780	226,429
	Total Investments (103.8%)
	(Cost $2,545,797)		2,165,316
Other Assets and Liabilities (-3.8%)
	Other Assets		16,840
	Liabilities[3]		(95,608)
			(78,768)
	Net Assets (100%)
Applicable to 217,481,534 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,086,548
	Net Asset Value Per Share		$9.59

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers[5]	1,623,244
Affiliated Vanguard Funds	226,429
Other Affiliated Issuers	315,643
Total Investments in Securities	2,165,316
Receivables for
Investment Securities Sold	11,885
Other Assets	4,955
Total Assets	2,182,156
Liabilities
Payables for Investment Securities
Purchased	21,263
Securities Lending Collateral Payable
to Brokers	63,875
Other Liabilities	10,470
Total Liabilities	95,608
Net Assets	2,086,548

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,076,605
Overdistributed Net Investment Income	(137,508)
Accumulated Net Realized Losses	(1,473,025)
Unrealized Appreciation (Depreciation)
Investment Securities[5]	(380,481)
Foreign Currencies	957
Net Assets	2,086,548

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $54,057,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Restricted securities totaling $17,097,000, representing 0.8% of net assets.
3 Includes $63,875,000 of collateral received for securities on loan.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes precious metals.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Dividends[1]	37,483
Interest	131
Securities Lending	850
Total Income	38,464
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,329
Performance Adjustment	(1,917)
The Vanguard Group—Note C
Management and Administrative	4,611
Marketing and Distribution	573
Custodian Fees	156
Auditing Fees	25
Shareholders’ Reports	99
Trustees’ Fees and Expenses	6
Total Expenses	6,882
Net Investment Income	31,582
Realized Net Gain (Loss)
Investment Securities Sold	(688,610)
Foreign Currencies	(12)
Realized Net Gain (Loss)	(688,622)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	481,651
Foreign Currencies	936
Change in Unrealized Appreciation (Depreciation)	482,587
Net Increase (Decrease) in Net Assets Resulting from Operations	(174,453)
1 Dividends are net of foreign withholding taxes of $3,040,000.
2 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,582	52,446
Realized Net Gain (Loss)	(688,622)	(537,734)
Change in Unrealized Appreciation (Depreciation)	482,587	(575,290)
Net Increase (Decrease) in Net Assets Resulting from Operations	(174,453)	(1,060,578)
Distributions
Net Investment Income	—	(1,513)
Realized Capital Gain	—	—
Return of Capital	—	(113)
Total Distributions	—	(1,626)
Capital Share Transactions
Issued	661,167	1,113,198
Issued in Lieu of Cash Distributions	—	1,497
Redeemed	(702,662)	(861,854)
Net Increase (Decrease) from Capital Share Transactions	(41,495)	252,841
Total Increase (Decrease)	(215,948)	(809,363)
Net Assets
Beginning of Period	2,302,496	3,111,859
End of Period[1]	2,086,548	2,302,496
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($137,508,000) and ($169,135,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.38	$15.46	$22.14	$24.15	$18.74
Investment Operations
Net Investment Income	.130	. 243[1]	.292	.334[2]	.181
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(. 920)	(5.315)	(5.962)	(.760)	6.521
Total from Investment Operations	(.790)	(5.072)	(5.670)	(.426)	6.702
Distributions
Dividends from Net Investment Income	—	(.007)	(.710)	(.123)	(1.101)
Distributions from Realized Capital Gains	—	—	(.300)	(1.461)	(.191)
Return of Capital	—	(.001)	—	—	—
Total Distributions	—	(.008)	(1.010)	(1.584)	(1.292)
Net Asset Value, End of Period	$9.59	$10.38	$15.46	$22.14	$24.15

Total Return[4]	-7.61%	-32.82%	-26.13%	-0.97%	35.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,087	$2,302	$3,112	$4,415	$5,030
Ratio of Total Expenses to
Average Net Assets[5]	0.29%	0.25%	0.26%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets	1.33%	2.10%	1.62%	1.54%[2]	0.61%
Portfolio Turnover Rate	62%	34%	30%	22%	34%
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
3 Includes increases from redemption fees of $.00, $.00, $.00, $.01, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.08%), (0.09%), (0.07%), (0.03%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

18

Precious Metals and Mining Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Global Custom Metals and Mining Index. For the year ended January 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before a decrease of $1,917,000 (0.08%) based on performance.

19

Precious Metals and Mining Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $187,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,423,305	513,091	—
Precious Metals	—	2,491	—
Temporary Cash Investments	226,429	—	—
Total	1,649,734	515,582	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2015, the fund realized net foreign currency losses of $12,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for

20

Precious Metals and Mining Fund

which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $57,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at January 31, 2015, had unrealized appreciation of $163,003,000, of which all has been distributed and is reflected in the balance of overdistributed net investment income.

For tax purposes, at January 31, 2015, the fund had $32,309,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,473,057,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2015, the cost of investment securities for tax purposes was $2,708,800,000. Net unrealized depreciation of investment securities for tax purposes was $543,484,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $1,412,843,000 of investment securities and sold $1,400,172,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	62,814	95,795
Issued in Lieu of Cash Distributions	—	108
Redeemed	(67,254)	(75,233)
Net Increase (Decrease) in Shares Outstanding	(4,440)	20,670

21

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the year in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31,		Proceeds			Jan. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Acacia Mining plc [2]	82,897	—	10,189	762	—	—
AMCOL International Corp.	102,142	—	137,159	600	—	—
Apex Minerals NL	—	—	—	—	—	—
Aquila Resources Ltd.	52,981	—	86,585	—	—	—
Belo Sun Mining Corp.	7,093	—	3,877	—	—	—
Dominion Diamond Corp.	165,650	—	56,554	—	—	134,456
Equatorial Resources Ltd.	5,118	—	2,968	—	—	—
Galaxy Resources Ltd.	5,066	—	2,084	—	—	—
Glory Resources Ltd.	4,912	—	5,132	—	—	—
Hochschild Mining plc	98,261	—	5,744	—	—	50,458
Nevsun Resources Ltd.	138,958	—	—	4,662	—	130,729
OZ Minerals Ltd.	92,430	—	95,072	5,153	—	—
Panoramic Resources Ltd.	4,509	—	8,194	—	—	—
Petropavlovsk plc	15,010	—	12,189	—	—	—
Reed Resources Ltd.	3,377	—	1,505	—	—	—
St. Barbara Ltd.	16,588	—	6,473	—	—	—
Vanguard Market Liquidity Fund	161,852	NA3	NA [3]	131	—	226,429
Total	956,844			11,308	—	542,072
1 Includes net realized gain (loss) on affiliated investment securities sold of ($580,549,000).
2 In March 2014, African Barrick Gold plc changed its name to Acacia Mining plc.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2015

Special 2014 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 23.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-7.61%	-9.28%	1.54%
Returns After Taxes on Distributions	-7.61	-9.99	0.30
Returns After Taxes on Distributions and Sale of Fund Shares	-4.31	-6.14	2.33

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended January 31, 2015

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2014	1/31/2015	Period
Based on Actual Fund Return	$1,000.00	$821.77	$1.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

27

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Custom Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Global Custom Metals and Mining Index thereafter.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032015

Annual Report | January 31, 2015

Vanguard Dividend Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015

Total
Returns
Vanguard Dividend Growth Fund	13.69%
NASDAQ US Dividend Achievers Select Index	12.04
Large-Cap Core Funds Average	11.62
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2014, Through January 31, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Dividend Growth Fund	$20.45	$22.47	$0.440	$0.348

Chairman’s Letter

Dear Shareholder,

U.S. stocks overcame worries about lofty equity valuations, plunging oil prices, and economic weakness abroad during the 12 months ended January 31, 2015.

Vanguard Dividend Growth Fund returned 13.69% for the fiscal year, nearly 2 percentage points ahead of its benchmark index. The fund’s result surpassed that of the broad U.S. stock market as well as the average return of its peers.

Eight of the fund’s nine industry sectors posted positive results. The information technology, financial, and industrial sectors contributed most to the fund’s outperformance.

The fund’s 30-day SEC yield rose from 2.05% at the start of the fiscal year to 2.10% at the end.

U.S. stocks posted strong results despite facing many challenges
Although volatility picked up toward the end of the period and flat results in December turned negative in January, the broad U.S. stock market returned about 13% for the 12 months.

The Federal Reserve ended its accommodative bond-buying program in October, and investors seemed reassured when the Fed said it would take a “patient” approach in deciding when to increase short-term interest rates. The Bank of Japan, European

Central Bank, and People’s Bank of China all embarked on or continued aggressive stimulus actions during the fiscal year.

International stocks returned about 1% in U.S. dollar terms as numerous geopolitical difficulties and the strength of the dollar hindered performance. Emerging markets stocks outpaced those of the developed markets of the Pacific and Europe.

Bond returns stood out, helped by global stimulus
The broad U.S. taxable bond market returned 6.61% as bond prices benefited from global stimulus programs and as many investors were drawn to the relative stability of bonds amid the volatility in equity markets.

Even as the Fed phased out its bond purchases, bond prices rose and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended January at 1.75%, down from 2.70% at the close of January 2014. Municipal bonds returned 8.86%, helped by the effects of greater demand and reduced supply along with the broader bond market’s advance.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.61%. Like their equity counterparts, international bonds suffered because of the strength of the U.S. dollar.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.76%	17.62%	15.84%
Russell 2000 Index (Small-caps)	4.41	15.27	15.66
Russell 3000 Index (Broad U.S. market)	12.99	17.43	15.83
FTSE All-World ex US Index (International)	1.31	6.97	5.82

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.61%	3.07%	4.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.86	4.12	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	-0.09%	1.03%	1.52%

3

The Fed’s target of 0%–0.25% for short-term interest rates continued to hold down returns for money market funds and savings accounts.

The advisor’s stock selection helped the fund beat its index
The Dividend Growth Fund invests in companies that have the ability and commitment to raise their dividends over time. Unlike advisors of other dividend-oriented funds, Dividend Growth’s advisor, Wellington Management Company, is less interested in stocks with high current yield. Instead, it strives to identify stocks that have the potential for growing their dividends. And the fund, unlike its benchmark, is not limited to stocks that have consistently raised their dividends for ten or more years. This flexibility gives the advisor more leeway in choosing top-performing stocks that for one reason or another fall short of the benchmark’s stringent guidelines.

During the fiscal year, the Dividend Growth Fund benefited from the strong performance of large-capitalization stocks and investors’ affinity, given the low-interest-rate environment, for dividend-oriented investments. The advisor’s selections within the information technology, financial, and industrial sectors were especially rewarding.

It was a challenging year for some blue-chip tech services providers. But the advisor’s selection among tech stocks limited exposure to poor performers,

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.31%	1.12%
The fund expense ratio shown is from the prospectus dated May 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the fund’s expense ratio was 0.32%. The peer group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Core Funds.

4

helping the fund deliver a 12% return for the sector—much better than the negative result for its benchmark counterpart.

Within financials, the advisor’s selections among insurance companies, real estate investment trusts (REITs), asset managers, and banks stood out. The fund’s return for the sector was more than double that of the benchmark. The advisor took advantage of its ability to veer from the benchmark’s mandate, which, among other things, excludes REITs because they generally may not be considered tax-efficient.

The industrial sector also helped power the fund’s result. Aerospace and defense manufacturers continued to benefit from cost-cutting and technological improvements despite cutbacks in government contracts. Investors in defense contractors seemed optimistic about increased demand for those companies’ products amid the growing number of global conflicts.

The fund’s significantly larger-than-benchmark allocation to health care stocks also aided performance. Every segment within health care produced double-digit returns, with the portfolio’s positions in health care providers and services companies supplying the biggest boost.

Energy was the only sector to post a negative return. The sharp decline in oil prices took a toll on energy stocks in both the fund and its benchmark.

Total Returns
Ten Years Ended January 31, 2015
Average
Annual Return
Dividend Growth Fund	9.05%
Dividend Growth Spliced Index	7.02
Dividend Growth Spliced Average	6.37
For a benchmark description, see the Glossary.
Dividend Growth Spliced Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund outpaced its benchmark and peer average over ten years
For the ten years ended January 31, 2015, the Dividend Growth Fund had an average annual return of 9.05%, more than 2 percentage points ahead of both its benchmark index and the average return of its peers.

Over the past decade, the advisor has steered the Dividend Growth Fund through challenging times. Credit for the fund’s admirable performance goes to Wellington Management Company and its team of experienced and skilled advisors. The fund’s low costs have also helped you keep more of the market’s returns.

While volatility is inevitable, you don’t have to ‘inherit’ it
In January, Tim Buckley, Vanguard’s chief investment officer, and I answered questions from shareholders as part of a live webcast. It was a great opportunity to hear what you’re thinking, offer insights, and reinforce Vanguard’s key principles.

Not surprisingly, given that the first month of 2015 was marked by sharp fluctuations in the markets, volatility came up as a concern. The broad stock market had several daily swings of more than 1% in January. Bond yields, meanwhile, moved sharply lower as prices rallied.

Our response? Tim and I both stressed that how you react—or don’t react—to such jolts can determine how you ultimately fare as an investor. That’s why one of those key principles highlights the need to maintain perspective and long-term discipline. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

Tim noted that the best course for long-term investors is simply to ignore daily market moves. He pointed out that investors “inherit” what would otherwise be fleeting volatility when they sell in response to a market downturn. As Tim put it, the only way to truly have a loss is to act and realize that loss.

Those are wise words to keep in mind when markets turn stormy again.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 13, 2015

6

Advisor’s Report

Vanguard Dividend Growth Fund gained 13.69% for the 12 months ended January 31, 2015, outperforming the 12.04% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment
As we reflect on the year, we are pleased with the fund’s performance—not only because of the results, but also because the results were in line with our expectations. The year was volatile globally from both an economic and a geopolitical perspective. In such an environment, we would expect the portfolio to do relatively well.

Our expectation for 2015 is for more of the same. The global backdrop of much of the last three years—a relatively healthy United States, a messy Europe, and a very uncertain China—appears to be intact. The difference now is that it’s possible all three of these conditions could change, which means that they could be overly discounted in the markets.

For example, conditions in the United States seem very good (at least relatively), but the U.S. market seems to have more than adequately priced for that. Should the Federal Reserve act decisively on either interest rates or its balance sheet, the market might react strongly, as underlying economic performance seems insufficiently strong to fight through. The consensus view is that Europe is in trouble. Although that seems most likely true, aggressive action by the European Central Bank might provide enough liquidity to turn the tide and markets. Finally, China is fighting various challenges, the most profound being the slowing of its economy. How its government manages the economy will be critical.

The fund’s successes
All sectors except energy boosted absolute performance for the period. The fund’s holdings in the health care, industrial, consumer staples, and financial sectors were the biggest absolute contributors. Energy detracted, as its stocks were hurt by the sharp drop in oil prices near the end of 2014.

Among the fund’s top absolute contributors were UnitedHealth Group (health care), Lowe’s (consumer discretionary), and CVS Health (consumer staples).

The leading contributor, U.S.-based insurer UnitedHealth, maintains a positive long-term outlook and strong fundamentals as its focus on quality and value of service creates more opportunity for revenue and earnings growth. It should also benefit from U.S. health care reform, which should translate to more demand for insurance and a rise in the number of people who are insured. We believe UnitedHealth will be a long-term winner in the insurance industry. It currently has a low payout ratio, with a stated desire to grow the dividend. Lowe’s, a leading home improvement

7

retailer, is benefiting from the continued recovery in home improvement spending and from tight cost controls.

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 6.9% for calendar 2015. Our run-rate calculation is a rough estimate of potential dividend growth; it takes a company’s current declared dividend rate, annualizes it, and compares it with the previous year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases—yet the absolute cash dividend may be small. Despite these shortcomings, we view this estimate as a reasonable report card.

Among the more notable dividend run-rate increases thus far in 2015 were those of Lowe’s and Schlumberger.

The fund’s shortfalls
On an absolute basis, our holdings in energy detracted, and materials and information technology produced the smallest contributions. Our biggest absolute detractors included Mattel (consumer discretionary), Schlumberger (energy), and BG Group (energy). The biggest detractor, Mattel, is a leading toy maker with deteriorating fundamentals; we decided it was appropriate to eliminate our position. Traditional toy categories have experienced some secular headwinds in recent years, such as the use of more sophisticated digital toys, and these trends have affected Mattel.

A recent leadership change at the company also created some uncertainty about the prospects for continued dividend growth, which is a critical component of our investment philosophy.

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably hinder performance over a given period. We assess a stock’s contribution over a longer time frame and with an eye consistently focused on dividend action.

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments. We seek to fulfill this objective by carefully building Vanguard Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. As of the end of the period, the fund had significant allocations to the health care, industrial, and consumer staples sectors and less exposure (below 5% allocation) to utilities and materials. We hold no stocks in telecommunication services.

8

Since our last report, there has been some modest change to the fund’s positioning, but certainly no change in our investment strategy. Additions were made to the fund over the 12 months, driven largely by price opportunity. We also continue to manage the fund by constantly assessing the weightings of our positions and adjusting them accordingly. We remain true to our process and believe that the Dividend Growth Fund is well-positioned to deliver superior dividend growth and solid capital appreciation for shareholders over time.

Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp February 18, 2015

9

Dividend Growth Fund

Fund Profile
As of January 31, 2015

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	47	163	3,752
Median Market Cap	$81.0B	$57.7B	$47.6B
Price/Earnings Ratio	19.2x	18.3x	20.2x
Price/Book Ratio	3.5x	3.4x	2.7x
Return on Equity	23.3%	21.5%	17.8%
Earnings Growth Rate	9.9%	10.8%	15.1%
Dividend Yield	2.3%	2.2%	1.9%
Foreign Holdings	11.5%	0.0%	0.0%
Turnover Rate	23%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.31%	—	—
30-Day SEC Yield	2.10%	—	—
Short-Term Reserves	3.7%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary	11.5%	9.8%	12.9%
Consumer Staples	14.8	23.3	8.6
Energy	10.5	7.5	7.5
Financials	13.1	6.8	17.5
Health Care	18.4	11.3	14.5
Industrials	16.9	21.3	11.2
Information Technology	9.2	10.4	18.9
Materials	4.5	8.7	3.5
Telecommunication
Services	0.0	0.1	2.0
Utilities	1.1	0.8	3.4

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.93	0.92
Beta	0.89	0.86
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
UnitedHealth Group Inc.	Managed Health
	Care	2.8%
TJX Cos. Inc.	Apparel Retail	2.8
United Parcel Service	Air Freight &
Inc.	Logistics	2.7
United Technologies	Aerospace &
Corp.	Defense	2.7
Cardinal Health Inc.	Health Care
	Distributors	2.6
Coca-Cola Co.	Soft Drinks	2.6
NIKE Inc.	Footwear	2.5
Praxair Inc.	Industrial Gases	2.5
Lockheed Martin Corp.	Aerospace &
	Defense	2.5
Johnson & Johnson	Pharmaceuticals	2.5
Top Ten		26.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratio was 0.32%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Dividend Growth Fund*	13.69%	14.63%	9.05%	$23,792
••••••••	Dividend Growth Spliced Index	12.04	13.89	7.02	19,711
– – – –	Dividend Growth Spliced Average	11.62	13.60	6.37	18,541
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	12.87	15.86	8.08	21,743
For a benchmark description, see the Glossary.
Dividend Growth Spliced Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	11.85%	14.64%	9.12%

12

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.3%)
Consumer Discretionary (10.9%)
TJX Cos. Inc.	9,678,723	638,215
NIKE Inc. Class B	6,193,931	571,390
McDonald’s Corp.	5,762,403	532,677
Lowe’s Cos. Inc.	6,892,423	467,031
Walt Disney Co.	3,445,221	313,377
		2,522,690
Consumer Staples (14.1%)
Coca-Cola Co.	14,394,918	592,639
Wal-Mart Stores Inc.	6,077,016	516,425
Anheuser-Busch
InBev NV	3,723,857	454,187
Procter & Gamble Co.	5,279,966	445,048
Diageo plc	14,705,883	435,305
CVS Health Corp.	4,293,277	421,428
Colgate-Palmolive Co.	5,833,440	393,874
		3,258,906
Energy (10.1%)
Chevron Corp.	5,390,185	552,656
Exxon Mobil Corp.	6,062,953	530,023
BG Group plc	36,255,627	483,574
Schlumberger Ltd.	5,099,158	420,120
Enbridge Inc.	6,812,601	329,934
		2,316,307
Financials (12.5%)
ACE Ltd.	5,187,054	559,994
Marsh & McLennan
Cos. Inc.	9,421,953	506,618
BlackRock Inc.	1,180,158	401,856
Chubb Corp.	4,001,085	391,706
Wells Fargo & Co.	6,834,822	354,864
PNC Financial Services
Group Inc.	4,166,294	352,219
Public Storage	1,544,699	310,237
		2,877,494

		Market
		Value
	Shares	($000)
Health Care (17.6%)
UnitedHealth Group Inc.	6,135,631	651,911
Cardinal Health Inc.	7,152,681	595,032
Johnson & Johnson	5,653,308	566,122
Merck & Co. Inc.	9,360,642	564,260
Medtronic plc	7,253,863	517,926
Roche Holding AG	1,822,878	491,297
Amgen Inc.	2,544,649	387,448
Pfizer Inc.	8,982,622	280,707
		4,054,703
Industrials (16.1%)
United Parcel Service Inc.
Class B	6,341,053	626,750
United Technologies Corp.	5,378,582	617,354
Lockheed Martin Corp.	3,017,281	568,365
Honeywell
International Inc.	4,793,185	468,582
Canadian National
Railway Co.	7,064,545	465,447
Northrop Grumman Corp.	2,679,028	420,473
General Dynamics Corp.	2,116,301	281,913
Emerson Electric Co.	4,719,798	268,745
		3,717,629
Information Technology (8.8%)
Automatic Data
Processing Inc.	6,718,262	554,458
Accenture plc Class A	6,171,490	518,590
Microsoft Corp.	12,473,712	503,938
Oracle Corp.	10,829,841	453,662
		2,030,648
Materials (4.2%)
Praxair Inc.	4,737,565	571,303
Ecolab Inc.	3,914,193	406,176
		977,479

13

Dividend Growth Fund

		Market
		Value
	Shares	($000)
Utilities (1.0%)
Dominion Resources
Inc.	3,010,836	231,503
Total Common Stocks
(Cost $15,930,656)		21,987,359

	Face
	Amount
	($000)
Temporary Cash Investments (3.7%)
Repurchase Agreements (2.7%)
RBS Securities, Inc.
0.060%, 2/2/15 (Dated
1/30/15, Repurchase
Value $334,402,000,
collateralized by U.S.
Treasury Note/Bond,
2.125%–2.375%,
1/31/21–8/15/24,
with a value of
$341,088,000)	334,400	334,400
Societe Generale
0.060%, 2/2/15 (Dated
1/30/15, Repurchase
Value $117,001,000,
collateralized by U.S.
Treasury Note/Bond,
0.000%–5.500%,
10/15/15–11/15/43,
with a value of
$119,340,000)	117,000	117,000

		Face	Market
		Amount	Value
		($000)	($000)
	Morgan Stanley &
	Co., Inc. 0.080%, 2/2/15
	(Dated 1/30/15, Repurchase
	Value $167,601,000,
	collateralized by Federal
	National Mortgage Assn.
	3.000%–7.250%,
	5/1/19–1/1/45, Federal Farm
	Credit Bank, 2.730%–3.750%,
	10/22/25–7/9/29, U.S.
	Treasury Note/Bond,
	3.625%–6.000%,
	2/15/26–2/15/44, Federal Home
	Loan Mortgage Corp. 4.000%,
	4/1/34 and Government
	National Mortgage Assn.
	4.000%, 11/20/44–12/20/44,
	with a value of
	$170,952,000)	167,600	167,600
			619,000
U.S. Government and Agency Obligations (1.0%)
1	Fannie Mae
	Discount Notes,
	0.070%, 2/17/15	62,700	62,698
2	Federal Home Loan
	Bank Discount Notes,
	0.087%, 3/25/15	124,000	124,000
2	Federal Home Loan
	Bank Discount Notes,
	0.080%, 4/1/15	50,000	49,999
			236,697
Total Temporary Cash Investments
(Cost $855,676)			855,697
Total Investments (99.0%)
(Cost $16,786,332)			22,843,056
Other Assets and Liabilities (1.0%)
Other Assets			273,495
Liabilities			(49,480)
			224,015
Net Assets (100%)
Applicable to 1,026,351,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			23,067,071
Net Asset Value Per Share			$22.47

14

Dividend Growth Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	16,648,468
Overdistributed Net Investment Income	(9,617)
Accumulated Net Realized Gains	371,561
Unrealized Appreciation (Depreciation)
Investment Securities	6,056,724
Foreign Currencies	(65)
Net Assets	23,067,071

See Note A in Notes to Financial Statements.

1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have bee managed by the Federal Housing Finance agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Dividends[1]	484,997
Interest	321
Securities Lending	1,821
Total Income	487,139
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,949
Performance Adjustment	6,775
The Vanguard Group—Note C
Management and Administrative	33,019
Marketing and Distribution	4,314
Custodian Fees	267
Auditing Fees	27
Shareholders’ Reports	253
Trustees’ Fees and Expenses	39
Total Expenses	68,643
Net Investment Income	418,496
Realized Net Gain (Loss)
Investment Securities Sold	727,962
Foreign Currencies	(1,772)
Realized Net Gain (Loss)	726,190
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,518,150
Foreign Currencies	(204)
Change in Unrealized Appreciation (Depreciation)	1,517,946
Net Increase (Decrease) in Net Assets Resulting from Operations	2,662,632
1 Dividends are net foreign witholding taxes of $6,350,000.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	418,496	330,187
Realized Net Gain (Loss)	726,190	223,809
Change in Unrealized Appreciation (Depreciation)	1,517,946	2,176,752
Net Increase (Decrease) in Net Assets Resulting from Operations	2,662,632	2,730,748
Distributions
Net Investment Income	(428,918)	(329,157)
Realized Capital Gain[1]	(344,452)	(93,833)
Total Distributions	(773,370)	(422,990)
Capital Share Transactions
Issued	4,456,080	6,120,018
Issued in Lieu of Cash Distributions	694,537	378,204
Redeemed	(3,110,104)	(2,372,492)
Net Increase (Decrease) from Capital Share Transactions	2,040,513	4,125,730
Total Increase (Decrease)	3,929,775	6,433,488
Net Assets
Beginning of Period	19,137,296	12,703,808
End of Period[2]	23,067,071	19,137,291 6
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $83,860,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets--End of Period includes undistributed (overdistributed) net investment income of ($9,617,000) and $2,5777,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.45	$17.52	$15.81	$14.68	$12.82
Investment Operations
Net Investment Income	. 430.385		.357	.317	.283
Net Realized and Unrealized Gain (Loss)
on Investments	2.378	3.033	1.721	1.126	1.850
Total from Investment Operations	2.808	3.418	2.078	1.443	2.133
Distributions
Dividends from Net Investment Income	(.440)	(. 384)	(.368)	(.313)	(.273)
Distributions from Realized Capital Gains	(.348)	(.104)	—	—	—
Total Distributions	(.788)	(.488)	(.368)	(.313)	(.273)
Net Asset Value, End of Period	$22.47	$20.45	$17.52	$15.81	$14.68

Total Return[1]	13.69%	19.60%	13.36%	9.90%	16.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,067	$19,137	$12,704	$8,829	$4,995
Ratio of Total Expenses to
Average Net Assets[2]	0.32%	0.31%	0.29%	0.31%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.94%	2.03%	2.22%	2.28%	2.25%
Portfolio Turnover Rate	23%	18%	11%	13%	17%
1 Total returns do not include account service fees that may have applied in the periods shown. fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.00%, 0.00%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

19

Dividend Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the NASDAQ US Dividend Achievers Select Index. For the year ended January 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $6,775,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard.

20

Dividend Growth Fund

At January 31, 2015, the fund had contributed capital of $2,220,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.89% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	20,122,995	1,864,364	—
Temporary Cash Investments	—	855,697	—
Total	20,122,995	2,720,061	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2015, the fund realized net foreign currency losses of $1,772,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $34,295,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2015, the fund had $62,694,000 of ordinary income and $319,187,000 of long-term capital gains available for distribution.

At January 31, 2015, the cost of investment securities for tax purposes was $16,786,472,000. Net unrealized appreciation of investment securities for tax purposes was $6,056,584,000, consisting of unrealized gains of $6,320,540,000 on securities that had risen in value since their purchase and $263,956,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $6,109,170,000 of investment securities and sold $4,929,045,000 of investment securities, other than temporary cash investments.

21

Dividend Growth Fund

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	200,627	311,805
Issued in Lieu of Cash Distributions	30,279	18,932
Redeemed	(140,286)	(120,255)
Net Increase (Decrease) in Shares Outstanding	90,620	210,482

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend
Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2015

Special 2014 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $288,628,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $462,017,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 75.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.69%	14.63%	9.05%
Returns After Taxes on Distributions	12.73	14.09	8.62
Returns After Taxes on Distributions and Sale of Fund Shares	8.46	11.79	7.42

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended January 31, 2015

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2014	1/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,060.30	$1.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory arrangement and approved an amended investment advisory agreement with Wellington Management Company LLP (Wellington Management), effective February 1, 2015. The amended agreement contains a new base fee schedule; however, other terms of the existing agreement have not changed. The board determined that renewing the fund’s advisory arrangement and amending the fee schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1992. The board also noted that the portfolio manager of the fund has over two decades of investment industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the firm seeks to purchase these businesses when short-term dislocations have made the share price attractive. The board noted that the new fee arrangement would help Wellington Management to continue to attract and retain top investment talent, and thereby support enhanced organizational depth and stability, which would benefit the fund and its shareholders.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also (and will remain) well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

27

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032015

Annual Report | January 31, 2015

Vanguard Dividend Appreciation Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	12
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015

Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	11.86%
Admiral™ Shares	11.94
ETF Shares
Market Price	11.98
Net Asset Value	11.97
NASDAQ US Dividend Achievers Select Index	12.04
Large-Cap Core Funds Average	11.62
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2014, Through January 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$28.59	$31.37	$0.603	$0.000
Admiral Shares	19.40	21.28	0.430	0.000
ETF Shares	71.47	78.42	1.585	0.000

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks advanced during the fiscal year ended January 31, 2015, despite market volatility at the middle and end of the period. In a low-interest-rate environment, investors continued to seek out stocks that steadily increase their dividends.

Vanguard Dividend Appreciation Index Fund, which includes stocks that have raised their dividends for ten or more years, returned about 12% for the 12 months. The fund closely tracked its benchmark, the NASDAQ US Dividend Achievers Select Index, and was slightly ahead of the average return of large-capitalization core funds.

The fund’s 30-day SEC yield for Investor Shares fell from 2.05% at the start of the period to 1.97% at the end.

U.S. stocks posted strong results despite facing many challenges
Although volatility picked up and flat results in December turned negative in January, the broad U.S. stock market returned about 13% for the fiscal year. Mostly strong U.S. corporate earnings combined with the effects of global monetary stimulus helped domestic equities overcome worries about lofty stock valuations, plunging oil prices, and economic weakness abroad.

The Federal Reserve ended its bond-buying program in October, and investors seemed reassured when it said it would be “patient” in deciding when to increase short-term interest rates. The Bank of

Japan, the European Central Bank, and the People’s Bank of China all embarked on aggressive stimulus actions during the fiscal year.

International stocks returned about 1% in U.S. dollar terms as numerous geopolitical difficulties and the strength of the dollar hindered performance. Emerging markets stocks outpaced those of the developed markets of the Pacific and Europe.

Bond returns stood out, helped by global stimulus
The broad U.S. taxable bond market returned 6.61% as bond prices benefited from global stimulus programs. Many investors were drawn to the relative stability of bonds amid the volatility in equity markets.

Even as the Fed phased out its bond purchases, bond prices rose and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended January at 1.75%, down from 2.70% at the close of January 2014. Municipal bonds returned 8.86%, helped by the effects of greater demand and reduced supply along with the broader bond market’s advance.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.76%	17.62%	15.84%
Russell 2000 Index (Small-caps)	4.41	15.27	15.66
Russell 3000 Index (Broad U.S. market)	12.99	17.43	15.83
FTSE All-World ex US Index (International)	1.31	6.97	5.82

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.61%	3.07%	4.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.86	4.12	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	-0.09%	1.03%	1.52%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.61%. Like their equity counterparts, international bonds suffered because of the strength of the U.S. dollar.

The Fed’s target of 0%–0.25% for short-term interest rates continued to hold down returns for money market funds and savings accounts.

Consumer-related stocks bolstered the fund’s result
The Dividend Appreciation Index Fund benefited from the strong performance of large-cap stocks during the fiscal year.

Your fund tracks a benchmark that includes companies that are steadily increasing their dividends, which isn’t necessarily synonymous with a high current dividend yield. (See the box on page 6 for more about your fund’s strategy.)

Six of the fund’s ten industry sectors produced positive results. Consumer services, consumer goods, and industrials—three of the largest sector holdings—contributed most.

Improvements in the U.S. economy, including the employment and housing markets, lifted consumer confidence. Investors were willing to spend more money, which in turn drove consumer-related stocks. Together, consumer services and consumer goods stocks accounted for more than half of the fund’s overall return. Discount retail

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	ETF	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.20%	0.10%	0.10%	1.12%

The fund expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the fund’s expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Core Funds.

chains, home improvement stores, and apparel shops were among the standout performers.

Industrial stocks also boosted results. Makers of diversified industrial products profited from increased corporate spending Aerospace and defense manufacturers recovered from negative returns in the first half of the year. Some of these companies have restructured, developed newer models, and found more ways to cope with the decline in government contracts in recent years.

Oil and gas and technology stocks detracted most. Oil and gas stocks tumbled along with oil prices. Weak demand for software and computer services hurt technology stocks. Some semiconductor manufacturers also faced challenges as they expanded globally.

The fund has a successful record of tracking its benchmark index
Since its inception in April 2006, the Dividend Appreciation Index Fund has had an average annual return of 7.31% for Investor Shares. It has closely tracked its benchmark index and significantly outpaced the average return of its peers.

Meeting the fund’s objective of closely tracking the target index was no small achievement. The decade has seen extreme volatility, including, of course, the worst global recession since the Great Depression. Credit for the fund’s success

Total Returns
Inception Through January 31, 2015
Average
Annual Return
Dividend Appreciation Index Fund Investor Shares (Returns since inception: 4/27/2006)	7.31%
NASDAQ US Dividend Achievers Select Index	7.56
Large-Cap Core Funds Average	5.84
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Not all dividend-focused equity funds are alike

Dividend-oriented investment strategies tend to favor either current income or growth in future income. The difference in these strategies can be illustrated by comparing Vanguard High
Dividend Yield Index Fund, which has a relatively high 30-day SEC yield (2.85% at the end of 2014), with Vanguard Dividend Appreciation Index Fund, which has a lower 30-day SEC yield (1.90% at the end of 2014) but focuses on companies that have both the ability and commitment to generate a growing dividend stream over time.

The difference in the pace of dividend growth for the funds is clear in the chart below. The
High Dividend Yield Index Fund’s distribution-per-share payout since 2007 roughly kept pace with that of the broad U.S. market (as measured by Vanguard Total Stock Market Index Fund), as corporate profits rebounded in the wake of the financial crisis. That pace, however, was well below the growth rate achieved by the Dividend Appreciation Index Fund.

Keep in mind, however, that investing in any fund that covers only a slice of the market takes away some degree of diversification from your portfolio. Such funds tend to go through cycles of doing better—or worse—than the stock market in general. And remember, too, that investors should not view dividend-focused funds as an alternative to bonds, because holding bonds tends to be a more reliable way to diversify a portfolio, particularly during steep equity market declines.

Growth in dividend distributions per share from 2007 through 2014 goes to Vanguard Equity Investment Group. Its skilled portfolio construction and management have enabled the fund to track its benchmark while keeping the associated costs very low.

Though volatility is inevitable, you don’t have to ‘inherit’ it
In January, Tim Buckley, Vanguard’s chief investment officer, and I answered questions from clients as part of a live webcast. It was a great opportunity to hear what you’re thinking, offer some insights, and reinforce some of Vanguard’s key principles.

Not surprisingly in a month marked by sharp fluctuations in the markets, volatility came up as a concern. The broad stock market had several swings of more than 1% in January. Bond yields, meanwhile, moved sharply lower as prices rallied.

Our response? Tim and I both stressed that how you react—or don’t react—to such jolts can determine how you ultimately fare as an investor. That’s why one of those key principles highlights the need to maintain perspective and long-term discipline. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

Tim noted that the best course for long-term investors is simply to ignore daily market moves. He pointed out that investors “inherit” what would otherwise be fleeting volatility when they sell in response to a market downturn. As Tim put it, the only way to truly have a loss is to act and realize that loss.

Those are wise words to keep in mind when markets turn stormy again.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2015

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics

	Investor	Admiral	ETF
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VDADX	VIG
Expense Ratio[1]	0.20%	0.10%	0.10%
30-Day SEC Yield	1.97%	2.07%	2.08%

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	163	163	3,752
Median Market Cap	$57.7B	$57.7B	$47.6B
Price/Earnings Ratio	18.3x	18.3x	20.2x
Price/Book Ratio	3.4x	3.4x	2.7x
Return on Equity	21.6%	21.5%	17.8%
Earnings Growth
Rate	10.8%	10.8%	15.1%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Short-Term Reserves	-0.4%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Basic Materials	5.6%	5.6%	2.7%
Consumer Goods	19.1	19.1	10.0
Consumer Services	17.4	17.4	14.0
Financials	6.9	6.8	18.6
Health Care	10.6	10.6	13.7
Industrials	23.2	23.3	12.6
Oil & Gas	7.2	7.3	7.3
Technology	9.0	8.9	15.6
Telecommunications	0.1	0.1	2.0
Utilities	0.9	0.9	3.5

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wal-Mart Stores Inc.	Broadline Retailers	4.3%
PepsiCo Inc.	Soft Drinks	4.1
Johnson & Johnson	Pharmaceuticals	4.1
Coca-Cola Co.	Soft Drinks	4.1
Exxon Mobil Corp.	Integrated Oil & Gas	3.4
CVS Health Corp.	Drug Retailers	3.3
International Business
Machines Corp.	Computer Services	3.1
3M Co.	Diversified Industrials	3.1
QUALCOMM Inc.	Semiconductors	3.0
United Technologies
Corp.	Aerospace	3.0
Top Ten		35.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.10% for ETF Shares.

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006, Through January 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2015
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/27/2006)	Investment
Dividend Appreciation Index
Fund*Investor Shares	11.86%	13.66%	7.31%	$18,551
••••••• NASDAQ US Dividend Achievers Select
Index	12.04	13.89	7.56	18,945
– – – – Large-Cap Core Funds Average	11.62	13.60	5.84	16,441
Dow JonesU.S.Total Stock Market
Float Adjusted Index	12.87	15.86	7.40	18,693
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/19/2013)	Investment
Dividend Appreciation Index Fund Admiral
Shares	11.94%	7.65%	$10,858
NASDAQ US Dividend Achievers Select Index	12.04	7.71	10,866
Dow Jones U.S. Total Stock Market Float
Adjusted Index	12.87	10.63	11,196
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Dividend Appreciation Index Fund

		Average Annual Total Returns
		Periods Ended January 31, 2015
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/21/2006)	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	11.97%	13.78%	7.44%	$18,785
NASDAQ US Dividend Achievers Select Index	12.04	13.89	7.58	18,999
Dow Jones U.S. Total Stock Market Float
Adjusted Index	12.87	15.86	7.35	18,642
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 21, 2006, Through January 31, 2015
			Since
	One	Five	Inception
	Year	Years	(4/21/2006)
Dividend Appreciation Index Fund ETF Shares
Market Price	11.98%	90.78%	87.86%
Dividend Appreciation Index Fund ETF Shares Net
Asset Value	11.97	90.68	87.85
NASDAQ US Dividend Achievers Select Index	12.04	91.61	89.99
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): April 27, 2006, Through January 31, 2015

Dividend Appreciation Index Fund

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	9.98%	13.93%	7.81%
Admiral Shares	12/19/2013	10.04	—	11.99
ETF Shares	4/21/2006
Market Price		10.06	14.05	7.95
Net Asset Value		10.06	14.05	7.95

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.2%)[1]
Basic Materials (5.6%)
Praxair Inc.	2,106,490	254,022
Ecolab Inc.	2,155,195	223,645
PPG Industries Inc.	992,486	221,205
Air Products &
Chemicals Inc.	1,516,799	220,861
Sigma-Aldrich Corp.	855,862	117,698
Nucor Corp.	2,281,052	99,568
International Flavors &
Fragrances Inc.	582,378	61,796
Airgas Inc.	530,022	59,702
RPM International Inc.	954,064	45,661
Royal Gold Inc.	461,854	33,466
Albemarle Corp.	569,575	27,488
HB Fuller Co.	358,717	14,761
Stepan Co.	160,177	6,151
		1,386,024
Consumer Goods (19.0%)
PepsiCo Inc.	10,909,022	1,023,048
Coca-Cola Co.	24,501,537	1,008,728
NIKE Inc. Class B	5,069,702	467,680
Colgate-Palmolive Co.	6,584,571	444,590
Monsanto Co.	3,760,951	443,717
Archer-Daniels-
Midland Co.	4,717,573	219,980
VF Corp.	3,155,667	218,909
Stanley Black &
Decker Inc.	1,114,934	104,414
Genuine Parts Co.	1,101,497	102,373
Hormel Foods Corp.	1,889,147	96,762
Bunge Ltd.	1,056,990	94,632
Brown-Forman Corp.
Class B	922,443	81,978
Church & Dwight Co. Inc.	982,909	79,537
JM Smucker Co.	742,881	76,628
Polaris Industries Inc.	470,838	68,078
McCormick & Co. Inc.	852,774	60,880

		Market
		Value•
	Shares	($000)
Hasbro Inc.	937,992	51,515
Flowers Foods Inc.	1,494,944	29,241
Lancaster Colony Corp.	195,526	17,584
Nu Skin Enterprises Inc.
Class A	326,340	13,373
Andersons Inc.	202,050	9,088
Tootsie Roll
Industries Inc.	271,453	8,467
		4,721,202
Consumer Services (17.3%)
Wal-Mart Stores Inc.	12,529,540	1,064,760
CVS Health Corp.	8,472,520	831,663
Walgreens Boots
Alliance Inc.	7,810,061	575,992
Lowe’s Cos. Inc.	7,380,372	500,094
TJX Cos. Inc.	5,096,038	336,033
Target Corp.	4,535,197	333,836
Cardinal Health Inc.	2,456,982	204,396
Ross Stores Inc.	1,539,822	141,217
Tiffany & Co.	917,524	79,494
Family Dollar Stores Inc.	815,226	62,039
FactSet Research
Systems Inc.	306,588	44,023
Rollins Inc.	1,046,740	34,595
Casey’s General
Stores Inc.	275,734	25,174
Cracker Barrel
Old Country Store Inc.	170,753	22,968
John Wiley & Sons Inc.
Class A	354,259	21,950
Aaron’s Inc.	515,759	16,329
Matthews International
Corp. Class A	235,038	10,889
		4,305,452
Financials (6.7%)
ACE Ltd.	2,412,125	260,413
Franklin Resources Inc.	4,520,256	232,929
Aflac Inc.	3,265,819	186,413

z

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
McGraw Hill
Financial Inc.	1,941,837	173,678
Chubb Corp.	1,759,664	172,271
T. Rowe Price Group Inc.	1,878,830	147,901
SEI Investments Co.	1,214,108	48,771
WR Berkley Corp.	920,800	45,110
PartnerRe Ltd.	370,076	42,337
Axis Capital Holdings Ltd.	802,807	40,863
HCC Insurance
Holdings Inc.	715,088	38,143
Eaton Vance Corp.	868,677	34,964
Brown & Brown Inc.	1,042,125	32,150
Commerce
Bancshares Inc.	722,061	28,882
RenaissanceRe
Holdings Ltd.	298,669	28,562
Cullen/Frost Bankers Inc.	354,740	22,100
StanCorp Financial
Group Inc.	313,211	19,432
Bank of the Ozarks Inc.	528,660	17,144
Prosperity Bancshares Inc.	365,739	16,747
UMB Financial Corp.	323,910	15,716
RLI Corp.	308,065	14,451
American Equity
Investment Life
Holding Co.	511,369	13,045
Community Bank
System Inc.	268,560	9,032
Westamerica
Bancorporation	175,937	7,157
BancFirst Corp.	109,650	6,322
Infinity Property &
Casualty Corp.	82,254	5,780
1st Source Corp.	174,000	5,173
Community Trust
Bancorp Inc.	124,666	3,937
Westwood Holdings
Group Inc.	59,280	3,497
		1,672,920
Health Care (10.5%)
Johnson & Johnson	10,160,184	1,017,441
Medtronic plc	7,153,536	510,763
Abbott Laboratories	11,056,692	494,898
Stryker Corp.	2,707,407	246,509
Becton Dickinson
and Co.	1,383,148	190,985
CR Bard Inc.	555,901	95,076
West Pharmaceutical
Services Inc.	504,096	24,857
Healthcare Services
Group Inc.	502,318	15,828
Owens & Minor Inc.	452,100	15,475
		2,611,832

		Market
		Value•
	Shares	($000)
Industrials (23.1%)
3M Co.	4,748,430	770,670
United Technologies
Corp.	6,557,999	752,727
FedEx Corp.	2,237,228	378,338
Caterpillar Inc.	4,570,268	365,484
General Dynamics Corp.	2,452,397	326,684
Emerson Electric Co.	5,037,237	286,820
Automatic Data
Processing Inc.	3,452,489	284,934
Illinois Tool Works Inc.	3,044,391	283,402
Northrop Grumman Corp.	1,553,083	243,756
Norfolk Southern Corp.	2,219,300	226,302
Deere & Co.	2,649,124	225,679
Sherwin-Williams Co.	718,670	194,954
Parker-Hannifin Corp.	1,068,498	124,437
WW Grainger Inc.	492,922	116,251
Roper Industries Inc.	713,310	110,092
Fastenal Co.	2,126,371	94,411
Pentair plc	1,332,842	82,383
Dover Corp.	1,145,503	80,231
CH Robinson
Worldwide Inc.	1,086,335	77,369
Cintas Corp.	858,838	67,591
Expeditors International
of Washington Inc.	1,451,866	63,418
Valspar Corp.	611,957	51,056
Carlisle Cos. Inc.	457,533	41,032
Lincoln Electric
Holdings Inc.	580,447	39,418
Donaldson Co. Inc.	1,041,005	38,059
Jack Henry &
Associates Inc.	612,496	37,589
Nordson Corp.	461,174	33,601
AO Smith Corp.	559,142	33,219
Bemis Co. Inc.	728,720	32,282
Graco Inc.	436,110	31,068
AptarGroup Inc.	469,598	29,636
Toro Co.	407,103	26,425
MDU Resources
Group Inc.	1,136,339	25,693
CLARCOR Inc.	361,212	22,587
ITT Corp.	585,580	20,970
MSC Industrial Direct
Co. Inc. Class A	277,171	20,807
Valmont Industries Inc.	150,096	18,030
Franklin Electric Co. Inc.	341,352	11,678
MSA Safety Inc.	266,650	11,642
ABM Industries Inc.	399,393	11,530
Tennant Co.	132,502	8,640
^ Lindsay Corp.	92,647	8,007
Badger Meter Inc.	103,055	6,169
McGrath RentCorp	184,675	5,610

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Gorman-Rupp Co.	187,798	5,354
Brady Corp. Class A	160,502	4,200
Cass Information
Systems Inc.	82,530	3,616
Mesa Laboratories Inc.	24,686	1,880
Raven Industries Inc.	61,675	1,322
		5,737,053
Oil & Gas (7.2%)
Exxon Mobil Corp.	9,722,290	849,923
Occidental
Petroleum Corp.	5,703,617	456,289
EOG Resources Inc.	3,857,313	343,416
Murphy Oil Corp.	1,312,261	58,934
Helmerich & Payne Inc.	686,629	40,896
Energen Corp.	520,799	33,029
^ CARBO Ceramics Inc.	10,357	339
		1,782,826
Technology (8.8%)
International Business
Machines Corp.	5,054,677	774,932
QUALCOMM Inc.	12,117,134	756,836
Texas Instruments Inc.	7,768,810	415,243
Analog Devices Inc.	2,239,269	116,677
Linear Technology Corp.	1,690,156	75,956
Harris Corp.	765,330	51,377
		2,191,021
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	727,978	16,926
Atlantic Tele-Network Inc.	112,920	7,501
		24,427
Utilities (0.9%)
ONEOK Inc.	1,370,696	60,352
UGI Corp.	1,233,097	45,612
National Fuel Gas Co.	600,193	38,070
Aqua America Inc.	1,266,027	34,246
MGE Energy Inc.	248,331	11,398
American States Water Co.	277,524	11,001
California Water
Service Group	342,122	8,396
Chesapeake Utilities Corp.	103,394	5,042
Connecticut Water
Service Inc.	78,812	2,834
		216,951
Total Common Stocks
(Cost $19,466,686)		24,649,708

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.133%	84,409,985	84,410

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Fannie Mae
	Discount Notes,
	0.170%, 6/17/15	1,500	1,499
[5,6]	Federal Home
	Loan Bank
	Discount Notes,
	0.100%, 4/24/15	1,500	1,500
[5,6]	Federal Home
	Loan Bank
	Discount Notes,
	0.130%, 7/24/15	4,000	3,997
			6,996
Total Temporary Cash Investments
	(Cost $91,406)		91,406
	Total Investments (99.6%)
	(Cost $19,558,092)		24,741,114
Other Assets and Liabilities (0.4%)
	Other Assets		181,432
	Liabilities[3]		(87,007)
			94,425
	Net Assets (100%)		24,835,539

Dividend Appreciation Index Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	19,641,166
Undistributed Net Investment Income	38,261
Accumulated Net Realized Losses	(24,693)
Unrealized Appreciation (Depreciation)
Investment Securities	5,183,022
Futures Contracts	(2,217)
Net Assets	24,835,539

Investor Shares—Net Assets
Applicable to 46,209,587 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,449,577
Net Asset Value Per Share—
Investor Shares	$31.37

Admiral Shares—Net Assets
Applicable to 130,464,757 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,776,320
Net Asset Value Per Share—
Admiral Shares	$21.28

ETF Shares—Net Assets
Applicable to 262,819,380 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,609,642
Net Asset Value Per Share—
ETF Shares	$78.42

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,961,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,037,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $5,297,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Dividends	537,483
Interest[1]	24
Securities Lending	207
Total Income	537,714
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,354
Management and Administrative—Investor Shares	2,969
Management and Administrative—Admiral Shares	1,733
Management and Administrative—ETF Shares	12,964
Marketing and Distribution—Investor Shares	551
Marketing and Distribution—Admiral Shares	239
Marketing and Distribution—ETF Shares	4,341
Custodian Fees	192
Auditing Fees	30
Shareholders’ Reports—Investor Shares	49
Shareholders’ Reports—Admiral Shares	8
Shareholders’ Reports—ETF Shares	459
Trustees’ Fees and Expenses	18
Total Expenses	25,907
Net Investment Income	511,807
Realized Net Gain (Loss)
Investment Securities Sold	1,431,844
Futures Contracts	22
Realized Net Gain (Loss)	1,431,866
Change in Unrealized Appreciation (Depreciation)
Investment Securities	626,197
Futures Contracts	(2,151)
Change in Unrealized Appreciation (Depreciation)	624,046
Net Increase (Decrease) in Net Assets Resulting from Operations	2,567,719
1 Interest income from an affiliated company of the fund was $22,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	511,807	414,487
Realized Net Gain (Loss)	1,431,866	242,192
Change in Unrealized Appreciation (Depreciation)	624,046	2,075,258
Net Increase (Decrease) in Net Assets Resulting from Operations	2,567,719	2,731,937
Distributions
Net Investment Income
Investor Shares	(34,944)	(65,045)
Admiral Shares	(47,026)	—
ETF Shares	(410,307)	(337,724)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(492,277)	(402,769)
Capital Share Transactions
Investor Shares	(1,742,875)	(265,587)
Admiral Shares	1,876,153	789,364
ETF Shares	389,703	3,461,648
Net Increase (Decrease) from Capital Share Transactions	522,981	3,985,425
Total Increase (Decrease)	2,598,423	6,314,593
Net Assets
Beginning of Period	22,237,116	15,922,523
End of Period[1]	24,835,539	22,237,116
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $38,261,000 and $18,731,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.59	$25.23	$22.42	$21.33	$18.33
Investment Operations
Net Investment Income	. 627.540		.538	.445	.392
Net Realized and Unrealized Gain (Loss)
on Investments	2.756	3.350	2.812	1.089	3.006
Total from Investment Operations	3.383	3.890	3.350	1.534	3.398
Distributions
Dividends from Net Investment Income	(. 603)	(. 530)	(. 540)	(.444)	(.398)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 603)	(. 530)	(. 540)	(.444)	(.398)
Net Asset Value, End of Period	$31.37	$28.59	$25.23	$22.42	$21.33

Total Return[1]	11.86%	15.51%	15.15%	7.34%	18.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,450	$2,966	$2,804	$2,206	$1,421
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.25%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.98%	2.32%	2.14%	2.13%
Portfolio Turnover Rate[2]	20%	3%	15%	14%	15%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
	Year	Dec. 19,
	Ended	2013[1] to
	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2015	2014
Net Asset Value, Beginning of Period	$19.40	$20.00
Investment Operations
Net Investment Income	. 445.030
Net Realized and Unrealized Gain (Loss) on Investments	1.865	(.630)
Total from Investment Operations	2.310	(.600)
Distributions
Dividends from Net Investment Income	(.430)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.430)	—
Net Asset Value, End of Period	$21.28	$19.40

Total Return[2]	11.94%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,776	$760
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.14%	2.08%[3]
Portfolio Turnover Rate [4]	20%	3%
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$71.47	$63.08	$56.04	$53.32	$45.81
Investment Operations
Net Investment Income	1.645	1.421	1.401	1.173	1.034
Net Realized and Unrealized Gain (Loss)
on Investments	6.890	8.357	7.049	2.719	7.524
Total from Investment Operations	8.535	9.778	8.450	3.892	8.558
Distributions
Dividends from Net Investment Income	(1.585)	(1.388)	(1.410)	(1.172)	(1.048)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.585)	(1.388)	(1.410)	(1.172)	(1.048)
Net Asset Value, End of Period	$78.42	$71.47	$63.08	$56.04	$53.32

Total Return	11.97%	15.60%	15.29%	7.46%	18.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,610	$18,511	$13,119	$9,677	$4,985
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.13%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.08%	2.42%	2.26%	2.25%
Portfolio Turnover Rate[1]	20%	3%	15%	14%	15%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Dividend Appreciation Index Fund

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

Dividend Appreciation Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $2,421,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.97% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	24,649,708	—	—
Temporary Cash Investments	84,410	6,996	—
Futures Contracts—Liabilities[1]	(2,270)	—	—
Total	24,731,848	6,996	—
1 Represents variation margin on the last day of the reporting period.

23

Dividend Appreciation Index Fund

D. At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	89	44,242	214
E-mini S&P 500 Index	March 2015	1,420	141,176	(2,431)
				(2,217)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2015, the fund realized $1,225,145,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2015, the fund had $46,775,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $205,636,000 to offset taxable capital gains realized during the year ended January 31, 2015. At January 31, 2015, the fund had available capital losses totaling $25,844,000 to offset future net capital gains. Of this amount, $11,128,000 may be used to offset future net capital gains through January 31, 2019. Capital losses of $14,716,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2015, the cost of investment securities for tax purposes was $19,559,158,000. Net unrealized appreciation of investment securities for tax purposes was $5,181,956,000, consisting of unrealized gains of $5,667,607,000 on securities that had risen in value since their purchase and $485,651,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $9,791,766,000 of investment securities and sold $9,434,513,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,585,538,000 and $4,665,320,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

24

Dividend Appreciation Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	292,699	9,534	1,116,394	40,789
Issued in Lieu of Cash Distributions	26,684	863	53,392	1,935
Redeemed	(2,062,258)	(67,915)	(1,435,373)	(50,108)
Net Increase (Decrease)—Investor Shares	(1,742,875)	(57,518)	(265,587)	(7,384)
Admiral Shares[1]
Issued	2,283,755	110,617	808,063	40,135
Issued in Lieu of Cash Distributions	42,295	1,993	—	—
Redeemed	(449,897)	(21,346)	(18,699)	(935)
Net Increase (Decrease) —Admiral Shares	1,876,153	91,264	789,364	39,200
ETF Shares
Issued	5,104,112	66,717	4,104,546	60,317
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,714,409)	(62,900)	(642,898)	(9,300)
Net Increase (Decrease)—ETF Shares	389,703	3,817	3,461,648	51,017
1 Inception was December 19, 2013, for Admiral Shares.

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend
Appreciation Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2015

Special 2014 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $492,277,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2015

			Since
	One	Five	Inception
	Year	Years	(4/27/2006)
Returns Before Taxes	11.86%	13.66%	7.31%
Returns After Taxes on Distributions	11.35	13.23	6.95
Returns After Taxes on Distributions and Sale of Fund Shares	7.13	10.99	5.89

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended January 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2014	1/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,050.85	$1.03
Admiral Shares	1,000.00	1,051.28	0.52
ETF Shares	1,000.00	1,051.30	0.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
ETF Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the	Thomas J. Higgins
College of Arts and Letters and of the Advisory Board	Born 1957. Chief Financial Officer Since September
to the Kellogg Institute for International Studies, both	2008. Principal Occupation(s) During the Past Five
at the University of Notre Dame.	Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
Mark Loughridge	investment companies served by The Vanguard Group;
Born 1953. Trustee Since March 2012. Principal	Treasurer of each of the investment companies served
Occupation(s) During the Past Five Years and Other	by The Vanguard Group (1998–2008).
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology	Kathryn J. Hyatt
services); Fiduciary Member of IBM’s Retirement Plan	Born 1955. Treasurer Since November 2008. Principal
Committee (2004–2013); Director of the Dow Chemical	Occupation(s) During the Past Five Years and Other
Company; Member of the Council on Chicago Booth.	Experience: Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies served
Scott C. Malpass	by The Vanguard Group; Assistant Treasurer of each of
Born 1962. Trustee Since March 2012. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years and Other	Group (1988–2008).
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant	Heidi Stam
Professor of Finance at the Mendoza College of	Born 1956. Secretary Since July 2005. Principal
Business at Notre Dame; Member of the Notre Dame	Occupation(s) During the Past Five Years and Other
403(b) Investment Committee; Board Member of	Experience: Managing Director of The Vanguard
TIFF Advisory Services, Inc., and Catholic Investment	Group, Inc.; General Counsel of The Vanguard Group;
Services, Inc. (investment advisors); Member of	Secretary of The Vanguard Group and of each of the
the Investment Advisory Committee of Major	investment companies served by The Vanguard Group;
League Baseball.	Director and Senior Vice President of Vanguard
Marketing Corporation.
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	OMX Group, Inc. (collectively, with its affiliates
Institutional Investor Services > 800-523-1036	“NASDAQ OMX”), and has been licensed for use by The
Text Telephone for People	Vanguard Group, Inc. Vanguard mutual funds are not
Who Are Deaf or Hard of Hearing> 800-749-7273	sponsored, endorsed, sold, or promoted by NASDAQ
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This material may be used in conjunction	regarding the advisability of investing in the funds.
with the offering of shares of any Vanguard	NASDAQ OMX makes no warranties and bears no
fund only if preceded or accompanied by	liability with respect to the Vanguard mutual funds.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032015

Annual Report | January 31, 2015

Vanguard REIT Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015
Total
Returns
Vanguard REIT Index Fund
Investor Shares	33.29%
Admiral™ Shares	33.46
Institutional Shares	33.43
ETF Shares
Market Price	33.60
Net Asset Value	33.41
MSCI US REIT Index	33.52
Real Estate Funds Average	30.41
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2014, Through January 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$22.37	$28.73	$0.624	$0.000	$0.311
Admiral Shares	95.46	122.58	2.758	0.000	1.377
Institutional Shares	14.78	18.97	0.430	0.000	0.214
ETF Shares	67.36	86.49	1.947	0.000	0.972

1

Chairman’s Letter

Dear Shareholder,

The real estate investment trust (REIT) market turned in a robust performance for the 12 months ended January 31, 2015. Healthy demand for real estate and the steady income that REITs provide helped them easily outperform the broad U.S. stock market.

Vanguard REIT Index Fund returned 33.29% for Investor Shares, in line with its benchmark index and about 3 percentage points ahead of the average return of its peers.

The strong performance marked a turnaround from the previous fiscal year, when REITs’ tepid returns were far behind those of the broader market.

Please note that the fund’s Signal Shares® were converted to Admiral Shares in October 2014 as part of a year-long plan to streamline Vanguard’s share-class offerings.

U.S. stocks posted strong results despite facing many challenges
Although volatility picked up and flat results in December turned negative in January, the broad U.S. stock market returned about 13% for the 12 months. Mostly strong U.S. corporate earnings, combined with the effects of global monetary stimulus, helped domestic equities overcome worries about lofty stock valuations, plunging oil prices, and economic weakness abroad.

2

The Federal Reserve ended its bond-buying program in October, and investors seemed reassured when it said it would be “patient” in deciding when to increase short-term interest rates. The Bank of Japan, the European Central Bank, and the People’s Bank of China all embarked on aggressive stimulus actions during the fiscal year.

International stocks returned about 1% in U.S. dollar terms as numerous geopolitical difficulties and the strength of the dollar hindered performance. Emerging markets stocks outpaced those of the developed markets of the Pacific and Europe.

Bond returns stood out, helped by global stimulus
The broad U.S. taxable bond market returned 6.61% as bond prices benefited from global stimulus programs. Many investors were drawn to the relative stability of bonds amid the volatility in equity markets.

Even as the Fed phased out its bond purchases, bond prices rose and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended January at 1.75%, down from 2.70% at the close of January 2014. Municipal bonds returned 8.86%, helped by the effects of greater demand and reduced supply along with the broader bond market’s advance.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.76%	17.62%	15.84%
Russell 2000 Index (Small-caps)	4.41	15.27	15.66
Russell 3000 Index (Broad U.S. market)	12.99	17.43	15.83
FTSE All-World ex US Index (International)	1.31	6.97	5.82

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.61%	3.07%	4.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.86	4.12	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	-0.09%	1.03%	1.52%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –5.61%. Like their equity counterparts, international bonds suffered because of the strength of the U.S. dollar.

The Fed’s target of 0%–0.25% for short-term interest rates continued to hold down returns for money market funds and savings accounts.

REITs soared in responseto falling interest rates
As I mentioned, bond yields unexpectedly reversed course over the past 12 months The drop in interest rates helped REITs rebound from their decline in the fund’s previous fiscal year.

Falling rates often boost REITs because lower capital costs in a growing economy can help their profit margins. REITs are required to pay out at least 90% of their income as dividends to investors, making them attractive in low-interest-rate environments. As equity investments, REITs carry higher risks than fixed-income securities, but the bullish sentiment in the U.S. stock market during the period muted that concern.

All subsets of the REIT market rose by double digits, and retail and residential REITs led the way with returns of about 39% each. Retail REITs benefited from falling vacancy rates, which allowed landlords to raise rents on choice properties. Residential REITs were helped by the

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	ETF	Peer Group
	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.24%	0.10%	0.08%	0.10%	1.33%
The fund expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the fund’s expense ratios were 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.10% for Institutional Shares, and 0.12% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Real Estate Funds.

4

improving job market, along with rising demand for apartments as home sales continued to be sluggish.

Returns from health care, office, and hotel and resort REITs were not far behind, thanks to increased business in these industries.

Industrial and diversified REITs, two of the smaller subsectors, recorded more modest returns.

REITs’ long-term success should be assessed cautiously
For the ten years ended January 31, 2015, the REIT Index Fund posted an average annual return of 10.09% for Investor Shares. This performance closely tracked the fund’s benchmark index, a tribute to the experience of the portfolio’s advisor, Vanguard Equity Investment Group. The advisor’s efforts were aided by the portfolio’s low expenses.

The fund’s long-term record outdistanced the broader market by about 2 percentage points over the decade and exceeded the average for its peer group. The fund posted positive returns in eight of the ten years, with five of those exceeding 30%.

However, it’s important to remember that any fund that focuses on a single sector is often more volatile than the overall market. Although REITs have provided generous returns in recent years, in other periods the fund’s returns have significantly trailed those of the broad market.

Total Returns
Ten Years Ended January 31, 2015
Average
Annual Return
REIT Index Fund Investor Shares	10.09%
REIT Spliced Index	10.16
Real Estate Funds Average	8.78
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For long-term investors, the fund’s primary benefit is that it offers broad, low-cost exposure to the commercial U.S. real estate market. Consequently, it can enhance diversification when used prudently, such as when it supplements a portfolio that is concentrated in a few market segments.

Though volatility is inevitable, you don’t have to “inherit” it
In January, Tim Buckley, Vanguard’s chief investment officer, and I answered questions from shareholders as part of a live webcast. It was a great opportunity to hear what you’re thinking, offer some insights, and reinforce some of Vanguard’s key principles.

Not surprisingly, given that the first month of 2015 was marked by sharp fluctuations in the markets, volatility came up as a concern. The broad stock market had several swings of more than 1% in January. Bond yields, meanwhile, moved sharply lower as prices rallied.

Our response? Tim and I both stressed that how you react—or don’t react—to such jolts can determine how you ultimately fare as an investor. That’s why one of those key principles highlights the need to maintain perspective and long-term discipline. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

Tim noted that the best course for long-term investors is simply to ignore daily market moves. He pointed out that investors “inherit” what would otherwise be fleeting volatility when they sell in response to a market downturn. As Tim put it, the only way to truly have a loss is to act and realize that loss.

Those are wise words to keep in mind when markets turn stormy again.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 17, 2015

6

REIT Index Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VGSIX	VGSLX	VGSNX	VNQ
Expense Ratio[1]	0.24%	0.10%	0.08%	0.10%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		MSCI US	FA
	Fund	REIT Index	Index
Number of Stocks	141	140	3,752
Median Market Cap	$11.4B	$11.4B	$47.6B
Price/Earnings Ratio	45.7x	45.7x	20.2x
Price/Book Ratio	2.6x	2.6x	2.7x
Return on Equity	5.1%	5.1%	17.8%
Earnings Growth
Rate	14.6%	14.6%	15.1%
Dividend Yield	3.4%	3.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	0.0%	—	—
Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	6.7%	6.8%
Health Care REITs	14.3	14.3
Hotel & Resort REITs	7.6	7.5
Industrial REITs	4.5	4.5
Office REITs	15.9	15.9
Residential REITs	16.2	16.2
Retail REITs	26.0	26.0
Specialized REITs	8.8	8.8

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.12
Beta	1.00	0.48
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	8.5%
Public Storage	Specialized REITs	4.0
Equity Residential	Residential REITs	3.7
Health Care REIT Inc.	Health Care REITs	3.6
Ventas Inc.	Health Care REITs	3.5
AvalonBay Communities
Inc.	Residential REITs	3.1
Prologis Inc.	Industrial REITs	3.1
HCP Inc.	Health Care REITs	3.0
Boston Properties Inc.	Office REITs	2.9
Vornado Realty Trust	Office REITs	2.6
Top Ten		38.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.10% for Institutional Shares, and 0.12% for ETF Shares.

7

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	REIT Index Fund*Investor Shares	33.29%	19.67%	10.09%	$26,146
••••••••	REIT Spliced Index	33.52	19.90	10.16	26,310
– – – –	Real Estate Funds Average	30.41	18.47	8.78	23,192
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	12.87	15.86	8.08	21,743
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Admiral Shares	33.46%	19.84%	10.22%	$26,449
REIT Spliced Index	33.52	19.90	10.16	26,310
Dow Jones U.S. Total Stock Market Float
Adjusted Index	12.87	15.86	8.08	21,743

See Financial Highlights for dividend and capital gains information.
8

REIT Index Fund

		Average Annual Total Returns
	Periods Ended January 31, 2015
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
REIT Index Fund Institutional Shares	33.43%	19.87%	10.24%	$13,260,052
REIT Spliced Index	33.52	19.90	10.16	13,154,801
Dow Jones U.S. Total Stock Market Float
Adjusted Index	12.87	15.86	8.08	10,871,509

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund
ETF Shares Net Asset Value	33.41%	19.83%	10.21%	$26,447
REIT Spliced Index	33.52	19.90	10.16	26,310
Dow Jones U.S. Total Stock Market Float
Adjusted Index	12.87	15.86	8.08	21,743

Cumulative Returns of ETF Shares: January 31, 2005, Through January 31, 2015
	One	Five	Ten
	Year	Years	Years
REIT Index Fund ETF Shares Market Price	33.60%	147.41%	164.62%
REIT Index Fund ETF Shares Net Asset Value	33.41	147.04	164.47
REIT Spliced Index	33.52	147.79	163.10

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015

9

REIT Index Fund

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	30.13%	16.84%	8.41%
Admiral Shares	11/12/2001	30.32	17.00	8.54
Institutional Shares	12/2/2003	30.28	17.03	8.56
ETF Shares	9/23/2004
Market Price		30.41	16.97	8.54
Net Asset Value		30.29	16.99	8.54

10

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Real Estate Investment Trusts (99.9%)[1]
Diversified REITs (6.7%)
2	American Realty Capital
	Properties Inc.	68,844,484	637,844
2	Duke Realty Corp.	25,869,079	564,722
2	WP Carey Inc.	6,784,104	487,167
2	Liberty Property Trust	11,229,985	452,568
2	Spirit Realty Capital Inc.	30,240,264	388,890
2	Lexington Realty Trust	15,791,637	180,183
2	Cousins Properties Inc.	15,856,369	175,054
2	Washington REIT	5,054,230	145,107
2	PS Business Parks Inc.	1,531,154	128,785
2	American Assets
	Trust Inc.	2,748,842	121,994
	Empire State Realty
	Trust Inc.	4,855,661	88,373
	Select Income REIT	2,951,951	73,415
2	Investors Real
	Estate Trust	8,694,152	71,727
2	First Potomac
	Realty Trust	4,461,480	57,107
2	RAIT Financial Trust	6,263,299	44,156
2	Winthrop Realty Trust	2,623,838	41,981
2	Whitestone REIT	1,725,845	27,079
2	One Liberty Properties Inc.	979,278	24,002
			3,710,154
Health Care REITs (14.3%)
2	Health Care REIT Inc.	24,543,960	2,011,377
2	Ventas Inc.	24,543,852	1,958,845
2	HCP Inc.	34,775,403	1,644,529
^,2	Omega Healthcare
	Investors Inc.	9,648,101	423,166
2	Senior Housing
	Properties Trust	15,450,977	359,853
2	Healthcare Trust of
	America Inc. Class A	9,060,460	266,921
2	Medical Properties
	Trust Inc.	15,414,191	236,916

			Market
			Value
		Shares	($000)
2	Healthcare Realty
	Trust Inc.	7,390,363	222,376
2	National Health
	Investors Inc.	2,519,917	188,389
2	Sabra Health Care
	REIT Inc.	4,039,669	132,097
2	LTC Properties Inc.	2,643,557	124,036
2	New Senior Investment
	Group Inc.	5,570,616	92,138
2	Physicians Realty Trust	4,846,730	85,496
	Aviv REIT Inc.	1,970,724	77,509
2	Universal Health Realty
	Income Trust	931,663	50,058
2	CareTrust REIT Inc.	2,146,424	28,934
			7,902,640
Hotel & Resort REITs (7.5%)
2	Host Hotels &
	Resorts Inc.	57,341,791	1,312,554
2	Hospitality Properties
	Trust	11,358,630	370,178
2	LaSalle Hotel Properties	8,467,432	342,592
2	RLJ Lodging Trust	10,015,471	341,227
2	Sunstone Hotel
	Investors Inc.	15,715,945	267,957
*,2	Strategic Hotels &
	Resorts Inc.	19,261,010	258,483
2	Pebblebrook Hotel Trust	5,379,599	249,828
2	DiamondRock
	Hospitality Co.	14,839,500	215,618
^,2	Ryman Hospitality
	Properties Inc.	3,482,363	191,182
2	Chesapeake
	Lodging Trust	4,113,898	151,062
2	Hersha Hospitality Trust
	Class A	15,229,916	101,736
2	Chatham Lodging Trust	2,854,321	88,855
2	FelCor Lodging Trust Inc.	8,486,862	84,953
*,2	Summit Hotel
	Properties Inc.	6,514,790	83,520

11

REIT Index Fund

			Market
			Value
		Shares	($000)
2	Ashford Hospitality
	Trust Inc.	7,498,219	78,881
2	Ashford Hospitality
	Prime Inc.	1,925,691	33,045
			4,171,671
Industrial REITs (4.5%)
2	Prologis Inc.	37,895,840	1,710,618
2	DCT Industrial Trust Inc.	6,321,074	238,684
2	First Industrial Realty
	Trust Inc.	8,383,577	182,175
2	EastGroup Properties Inc.	2,398,050	155,010
2	STAG Industrial Inc.	4,824,630	126,405
2	Monmouth Real Estate
	Investment Corp.	4,073,875	48,113
			2,461,005
Office REITs (15.9%)
2	Boston Properties Inc.	11,603,690	1,610,592
2	Vornado Realty Trust	12,801,269	1,413,772
2	SL Green Realty Corp.	7,248,968	913,370
2	Digital Realty Trust Inc.	10,274,596	749,429
2	Alexandria Real Estate
	Equities Inc.	5,440,462	530,554
2	Kilroy Realty Corp.	6,307,208	467,679
2	BioMed Realty Trust Inc.	14,797,059	361,788
2	Highwoods Properties Inc.	6,851,879	322,038
2	Douglas Emmett Inc.	10,399,557	296,179
*,2	Equity Commonwealth	8,794,709	231,741
2	Piedmont Office Realty
	Trust Inc. Class A	11,702,023	228,541
2	Brandywine Realty Trust	13,352,568	221,786
2	Corporate Office
	Properties Trust	7,016,206	210,486
2	DuPont Fabros
	Technology Inc.	4,993,868	186,072
2	Hudson Pacific
	Properties Inc.	5,338,519	172,701
2	New York REIT Inc.	12,300,497	128,294
2	Mack-Cali Realty Corp.	6,413,710	125,131
2	Government Properties
	Income Trust	5,332,717	121,586
2	Parkway Properties Inc.	5,819,026	106,488
2	Gramercy Property
	Trust Inc.	13,578,902	93,966
2	Franklin Street
	Properties Corp.	6,840,495	88,106
2	CyrusOne Inc.	2,787,635	78,193
2	CoreSite Realty Corp.	1,638,931	71,802
	QTS Realty Trust Inc.
	Class A	987,734	37,544
			8,767,838
Residential REITs (16.2%)
2	Equity Residential	26,046,680	2,021,483
2	AvalonBay
	Communities Inc.	9,943,058	1,720,050
2	Essex Property Trust Inc.	4,813,061	1,087,992

			Market
			Value
		Shares	($000)
2	UDR Inc.	19,085,476	634,783
2	Camden Property Trust	6,494,420	500,395
2	Mid-America Apartment
	Communities Inc.	5,701,846	452,270
2	Apartment Investment &
	Management Co.
	Class A	11,287,016	449,901
2	American Campus
	Communities Inc.	7,956,660	349,775
2	Equity LifeStyle
	Properties Inc.	6,043,805	330,777
2	Home Properties Inc.	4,348,190	306,547
2	Post Properties Inc.	4,125,285	250,611
2	Sun Communities Inc.	3,393,686	229,854
	American Homes 4 Rent
	Class A	11,881,524	198,303
2	Education Realty
	Trust Inc.	3,528,962	122,102
2	Associated Estates
	Realty Corp.	4,372,799	108,926
2	Starwood Waypoint
	Residential Trust	2,929,064	71,001
2	Silver Bay Realty
	Trust Corp.	2,775,784	43,247
*,2	American Residential
	Properties Inc.	2,322,066	40,659
2	Campus Crest
	Communities Inc.	4,921,995	33,913
			8,952,589
Retail REITs (26.0%)
2	Simon Property
	Group Inc.	23,553,828	4,679,203
	General Growth
	Properties Inc.	40,192,544	1,213,011
2	Macerich Co.	10,669,836	917,713
^,2	Realty Income Corp.	16,880,734	916,793
2	Kimco Realty Corp.	31,168,936	861,821
2	Federal Realty
	Investment Trust	5,134,903	738,245
2	Regency Centers Corp.	7,003,239	480,142
2	DDR Corp.	23,172,691	454,185
2	National Retail
	Properties Inc.	9,484,189	406,303
2	Taubman Centers Inc.	4,801,168	393,456
2	Weingarten Realty
	Investors	8,806,076	330,052
2	Retail Properties of
	America Inc.	17,940,511	317,368
	Brixmor Property
	Group Inc.	11,272,339	305,480
2	Tanger Factory Outlet
	Centers Inc.	7,270,423	286,091
2	CBL & Associates
	Properties Inc.	12,910,474	266,214
*,2	WP GLIMCHER Inc.	13,963,020	246,866

12

REIT Index Fund

			Market
			Value
		Shares	($000)
2	Kite Realty Group Trust	6,306,993	192,742
2	Acadia Realty Trust	5,147,342	186,282
*,2	Urban Edge Properties	6,407,226	152,107
	Equity One Inc.	4,998,563	136,161
2	Pennsylvania REIT	5,217,081	124,845
2	Retail Opportunity
	Investments Corp.	6,911,481	122,126
2	Ramco-Gershenson
	Properties Trust	5,814,177	113,783
	Alexander’s Inc.	174,109	80,759
2	Inland Real Estate Corp.	6,834,959	77,782
2	Excel Trust Inc.	4,637,004	65,103
	Saul Centers Inc.	946,605	54,042
^	Rouse Properties Inc.	2,632,130	48,931
2	Agree Realty Corp.	1,305,895	45,236
	Urstadt Biddle
	Properties Inc. Class A	1,902,095	44,699
*,2	Cedar Realty Trust Inc.	5,439,693	43,300
2	Getty Realty Corp.	2,031,105	37,636
	Urstadt Biddle
	Properties Inc.	69,255	1,368
			14,339,845
Specialized REITs (8.8%)
2	Public Storage	11,122,165	2,233,776
2	Extra Space Storage Inc.	8,357,396	551,588
*,2	Iron Mountain Inc.	12,446,694	495,876
2	Corrections Corp.
	of America	8,828,446	347,134
2	EPR Properties	4,297,334	279,585
2	CubeSmart	11,267,165	277,623
2	Geo Group Inc.	5,507,941	239,706
2	Sovran Self Storage Inc.	2,523,511	239,103
2	Gaming and Leisure
	Properties Inc.	6,814,836	222,368
			4,886,759
Total Real Estate Investment Trusts
(Cost $41,011,548)			55,192,501
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.133%	135,804,136	135,804

	Face	Market
	Amount	Value
	($000) ($000)
U.S. Government and Agency Obligations (0.0%)
5 Federal Home Loan Bank
Discount Notes,
0.060%, 2/3/15	100	100
Total Temporary Cash Investments
(Cost $135,904)		135,904
Total Investments (100.2%)
(Cost $41,147,452)		55,328,405
Other Assets and Liabilities (-0.2%)
Other Assets		107,240
Liabilities[4]		(204,335)
		(97,095)
Net Assets (100%)		55,231,310

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		2,359,695
Affiliated Vanguard Funds		135,804
Other Affiliated Issuers		52,832,906
Total Investments in Securities		55,328,405
Receivables for Accrued Income		49,524
Receivables for Investment
Securities Sold		10,563
Other Assets		47,153
Total Assets		55,435,645
Liabilities
Securities Lending Collateral
Payable to Brokers		69,906
Payables for Investment
Securities Purchased		66,563
Other Liabilities		67,866
Total Liabilities		204,335
Net Assets		55,231,310

13

REIT Index Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	41,215,284
Undistributed Net Investment Income	39,241
Accumulated Net Realized Losses	(204,676)
Unrealized Appreciation (Depreciation)
Investment Securities	14,180,953
Swap Contracts	508
Net Assets	55,231,310

Investor Shares—Net Assets
Applicable to 112,475,306 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,231,095
Net Asset Value Per Share—
Investor Shares	$28.73

Admiral Shares—Net Assets
Applicable to 128,286,969 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,725,212
Net Asset Value Per Share—
Admiral Shares	$122.58

Amount
($000)
Institutional Shares—Net Assets
Applicable to 357,770,608 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,787,568
Net Asset Value Per Share—
Institutional Shares	$18.97

ETF Shares—Net Assets
Applicable to 340,924,635 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	29,487,435
Net Asset Value Per Share—
ETF Shares	$86.49

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $66,450,000.
* Non-income-producing security.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $69,906,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

14

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Dividends	1,258,784
Interest	28
Securities Lending	823
Total Income	1,259,635
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,018
Management and Administrative—Investor Shares	6,295
Management and Administrative—Admiral Shares	10,826
Management and Administrative—Signal Shares	1,228
Management and Administrative—Institutional Shares	3,684
Management and Administrative—ETF Shares	20,686
Marketing and Distribution—Investor Shares	631
Marketing and Distribution—Admiral Shares	1,560
Marketing and Distribution—Signal Shares	461
Marketing and Distribution—Institutional Shares	1,137
Marketing and Distribution—ETF Shares	5,220
Custodian Fees	425
Auditing Fees	34
Shareholders’ Reports—Investor Shares	85
Shareholders’ Reports—Admiral Shares	55
Shareholders’ Reports—Signal Shares	23
Shareholders’ Reports—Institutional Shares	42
Shareholders’ Reports—ETF Shares	904
Trustees’ Fees and Expenses	36
Total Expenses	56,350
Net Investment Income	1,203,285
Realized Net Gain (Loss)
Capital Gain Distributions Received	309,905
Investment Securities Sold	1,396,600
Futures Contracts	482
Swap Contracts	2,529
Realized Net Gain (Loss)	1,709,516
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,089,766
Swap Contracts	508
Change in Unrealized Appreciation (Depreciation)	10,090,274
Net Increase (Decrease) in Net Assets Resulting from Operations	13,003,075
See accompanying Notes, which are an integral part of the Financial Statements.

15

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,203,285	918,800
Realized Net Gain (Loss)	1,709,516	1,351,579
Change in Unrealized Appreciation (Depreciation)	10,090,274	(1,507,158)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,003,075	763,221
Distributions
Net Investment Income
Investor Shares	(68,973)	(73,658)
Admiral Shares	(293,740)	(224,168)
Signal Shares	(33,243)	(65,893)
Institutional Shares	(137,277)	(106,402)
ETF Shares	(633,652)	(520,883)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Return of Capital
Investor Shares	(34,438)	(31,477)
Admiral Shares	(146,663)	(95,796)
Signal Shares	(16,598)	(28,159)
Institutional Shares	(68,541)	(45,470)
ETF Shares	(316,380)	(222,594)
Total Distributions	(1,749,505)	(1,414,500)
Capital Share Transactions
Investor Shares	49,773	(304,730)
Admiral Shares	4,832,918	720,250
Signal Shares	(2,716,295)	572,687
Institutional Shares	1,514,112	799,400
ETF Shares	4,976,714	1,928,162
Net Increase (Decrease) from Capital Share Transactions	8,657,222	3,715,769
Total Increase (Decrease)	19,910,792	3,064,490
Net Assets
Beginning of Period	35,320,518	32,256,028
End of Period[1]	55,231,310	35,320,518
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $39,241,000 and ($24,149,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.37	$22.66	$20.50	$18.99	$14.05
Investment Operations
Net Investment Income	. 645.579		.514	.442	.399
Net Realized and Unrealized Gain (Loss)
on Investments	6.650	.025	2.393	1.722	5.144
Total from Investment Operations	7.295	.604	2.907	2.164	5.543
Distributions
Dividends from Net Investment Income	(.624)	(. 626)	(. 514)	(.439)	(.603)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(. 311)	(. 268)	(. 233)	(. 215)	—
Total Distributions	(.935)	(.894)	(.747)	(.654)	(.603)
Net Asset Value, End of Period	$28.73	$22.37	$22.66	$20.50	$18.99

Total Return[1]	33.29%	2.78%	14.45%	11.80%	40.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,231	$2,482	$2,817	$2,565	$2,658
Ratio of Total Expenses to Average Net Assets	0.26%	0.24%	0.24%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.51%	2.39%	2.30%	2.22%
Portfolio Turnover Rate[2]	8%	11%	9%	10%	12%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$95.46	$96.70	$87.47	$81.03	$59.95
Investment Operations
Net Investment Income	2.852	2.569	2.285	1.960	1.806
Net Realized and Unrealized Gain (Loss)
on Investments	28.403	.148	10.263	7.385	21.948
Total from Investment Operations	31.255	2.717	12.548	9.345	23.754
Distributions
Dividends from Net Investment Income	(2.758)	(2.772)	(2.283)	(1.948)	(2.674)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.377)	(1.185)	(1.035)	(. 957)	—
Total Distributions	(4.135)	(3.957)	(3.318)	(2.905)	(2.674)
Net Asset Value, End of Period	$122.58	$95.46	$96.70	$87.47	$81.03

Total Return[1]	33.46%	2.94%	14.63%	11.95%	40.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,725	$7,987	$7,399	$5,612	$4,715
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.70%	2.65%	2.53%	2.44%	2.36%
Portfolio Turnover Rate[2]	8%	11%	9%	10%	12%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

REIT Index Fund

Financial Highlights

Signal Shares
	Feb. 1,
2014, to
	Oct. 24,		Year Ended January 31,
For a Share Outstanding Throughout Each Period	2014[1]	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.48	$25.82	$23.35	$21.63	$16.00
Investment Operations
Net Investment Income	.513	.687	.610	.522	.483
Net Realized and Unrealized Gain (Loss)
on Investments	3.852	.030	2.744	1.974	5.862
Total from Investment Operations	4.365	.717	3.354	2.496	6.345
Distributions
Dividends from Net Investment Income	(.457)	(.741)	(.608)	(.520)	(.715)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.228)	(.316)	(.276)	(.256)	—
Total Distributions	(.685)	(1.057)	(.884)	(.776)	(.715)
Net Asset Value, End of Period	$29.16[1]	$25.48	$25.82	$23.35	$21.63

Total Return[2]	17.34%	2.90%	14.65%	11.96%	40.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$—	$2,402	$1,873	$1,226	$835
Ratio of Total Expenses to Average Net Assets	0.12%[3]	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.46%[3]	2.65%	2.53%	2.44%	2.36%
Portfolio Turnover Rate[4]	8%	11%	9%	10%	12%
1 Net asset value as of October 24, 2014, on which date the Signal Shares were converted to Admiral Shares.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.78	$14.97	$13.54	$12.54	$9.28
Investment Operations
Net Investment Income	. 444.400		.356	.305	.284
Net Realized and Unrealized Gain (Loss)
on Investments	4.390	.025	1.590	1.148	3.395
Total from Investment Operations	4.834	.425	1.946	1.453	3.679
Distributions
Dividends from Net Investment Income	(.430)	(.431)	(.355)	(.304)	(.419)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(. 214)	(.184)	(.161)	(.149)	—
Total Distributions	(.644)	(. 615)	(. 516)	(. 453)	(.419)
Net Asset Value, End of Period	$18.97	$14.78	$14.97	$13.54	$12.54

Total Return[1]	33.43%	2.97%	14.66%	12.01%	40.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,788	$3,922	$3,185	$2,324	$1,614
Ratio of Total Expenses to Average Net Assets	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.72%	2.67%	2.55%	2.46%	2.40%
Portfolio Turnover Rate[2]	8%	11%	9%	10%	12%
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$67.36	$68.24	$61.72	$57.17	$42.30
Investment Operations
Net Investment Income	2.011	1.814	1.613	1.384	1.278
Net Realized and Unrealized Gain (Loss)
on Investments	20.038	.097	7.250	5.216	15.483
Total from Investment Operations	22.049	1.911	8.863	6.600	16.761
Distributions
Dividends from Net Investment Income	(1.947)	(1.955)	(1.612)	(1.375)	(1.891)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.972)	(. 836)	(.731)	(.675)	—
Total Distributions	(2.919)	(2.791)	(2.343)	(2.050)	(1.891)
Net Asset Value, End of Period	$86.49	$67.36	$68.24	$61.72	$57.17

Total Return	33.41%	2.93%	14.64%	11.94%	40.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,487	$18,528	$16,983	$10,410	$8,075
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.70%	2.65%	2.53%	2.44%	2.36%
Portfolio Turnover Rate[1]	8%	11%	9%	10%	12%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

REIT Index Fund

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at January 31, 2015.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2015, the fund’s average amounts of total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

REIT Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

8. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

REIT Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $4,798,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.92% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	55,192,501	—	—
Temporary Cash Investments	135,804	100	—
Swap Contracts—Assets	—	508	—
Total	55,328,305	608	—

D. At January 31, 2015, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)	($000)
Empire State Realty Trust Inc.	2/10/15	GSI	38,398	(0.518%)	508
1 GSI—Goldman Sachs International.

At January 31, 2015, the counterparty had deposited in segregated accounts securities with a value of $778,000 in connection with amounts due to the fund for open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

REIT Index Fund

During the year ended January 31, 2015, the fund realized $1,421,410,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Realized gains of $2,529,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income. The fund has reclassified $24,461,000 from paid-in capital to undistributed net investment income, representing utilized capital loss carryforwards that are required to be included in distributable net income for tax purposes.

For tax purposes, at January 31, 2015, the fund had no ordinary income available for distribution. The fund used capital loss carryforwards of $354,193,000 to offset taxable capital gains realized during the year ended January 31, 2015. At January 31, 2015, the fund had available capital losses totaling $49,403,000 to offset future net capital gains through January 31, 2018.

At January 31, 2015, the cost of investment securities for tax purposes was $41,302,725,000. Net unrealized appreciation of investment securities for tax purposes was $14,025,680,000, consisting of unrealized gains of $14,593,656,000 on securities that had risen in value since their purchase and $567,976,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $15,693,017,000 of investment securities and sold $7,052,193,000 of investment securities, other than temporary cash investments. Purchases and sales include $7,500,595,000 and $3,542,426,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	738,968	29,122	690,690	29,921
Issued in Lieu of Cash Distributions	97,718	3,906	99,859	4,526
Redeemed	(786,913)	(31,504)	(1,095,279)	(47,793)
Net Increase (Decrease)—Investor Shares	49,773	1,524	(304,730)	(13,346)
Admiral Shares
Issued[1]	5,995,731	55,276	2,061,271	20,919
Issued in Lieu of Cash Distributions	395,994	3,684	287,172	3,054
Redeemed	(1,558,807)	(14,336)	(1,628,193)	(16,819)
Net Increase (Decrease)—Admiral Shares	4,832,918	44,624	720,250	7,154
Signal Shares
Issued	484,643	17,696	1,307,317	50,253
Issued in Lieu of Cash Distributions	43,664	1,602	83,873	3,346
Redeemed[1]	(3,244,602)	(113,549)	(818,503)	(31,910)
Net Increase (Decrease)—Signal Shares	(2,716,295)	(94,251)	572,687	21,689

REIT Index Fund

			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	2,211,332	133,106	1,361,402	90,266
Issued in Lieu of Cash Distributions	182,937	11,052	136,949	9,423
Redeemed	(880,157)	(51,836)	(698,951)	(47,012)
Net Increase (Decrease)—Institutional Shares	1,514,112	92,322	799,400	52,677
ETF Shares
Issued	8,521,764	112,270	5,442,281	78,370
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,545,050)	(46,400)	(3,514,119)	(52,200)
Net Increase (Decrease)—ETF Shares	4,976,714	65,870	1,928,162	26,170
1 Admiral Shares Issued and Signal Shares Redeemed include $2,331,915,000 from the conversion of Signal Shares to Admiral Shares during the 2015 fiscal year.

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company, or the issuer is another member of The Vanguard Group. Transactions during the year in securities of these companies were as follows:

			Current Period Transactions
	January 31,		Proceeds			January 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	96,367	58,791	17,850	3,800	1,709	186,282
Agree Realty Corp.	29,034	13,563	4,694	1,577	—	45,236
Alexandria Real Estate
Equities Inc.	342,129	110,481	65,459	13,806	—	530,554
American Assets Trust Inc.	78,578	26,469	11,914	1,574	—	121,994
American Campus
Communities Inc.	248,719	78,816	47,409	6,768	186	349,775
American Realty Capital
Properties Inc.	174,745	363,496	104,466	2,811	—	637,844
American Residential
Properties Inc.	38,557	9,801	5,424	—	—	40,659
AmREIT Inc.	20,700	4,903	39,327	471	71	—
Apartment Investment &
Management Co. Class A	278,685	92,323	47,181	66	10,934	449,901
Ashford Hospitality Prime Inc.	27,125	8,730	4,075	360	—	33,045
Ashford Hospitality Trust Inc.	49,152	32,575	8,454	131	—	78,881
Associated Estates Realty Corp.	55,026	27,479	10,757	1,869	1,443	108,926

REIT Index Fund

			Current Period Transactions
January 31,			Proceeds			January 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
AvalonBay Communities Inc.	1,036,765	414,476	188,317	26,790	16,419	1,720,050
BioMed Realty Trust Inc.	255,970	80,030	43,755	7,451	11,033	361,788
Boston Properties Inc.	1,124,832	365,014	219,927	3,496	76,241	1,610,592
Brandywine Realty Trust	152,490	70,908	29,614	5,133	229	221,786
BRE Properties Inc.	311,430	21,820	11,914	6,102	19,829	NA2
Camden Property Trust	359,939	118,403	70,352	7,635	8,730	500,395
Campus Crest Communities Inc.	38,927	9,418	5,179	2,752	—	33,913
CareTrust REIT Inc.	—	39,929	1,773	9,039	—	28,934
CBL & Associates Properties Inc.	187,272	68,230	32,858	12,201	—	266,214
Cedar Realty Trust Inc.	31,995	11,298	8,349	—	—	43,300
Chatham Lodging Trust	—	72,450	5,060	1,508	—	88,855
Chesapeake Lodging Trust	80,802	38,903	15,243	4,441	—	151,062
Cole Real Estate Investment Inc.	485,625	2,379	884	—	—	NA3
CommonWealth REIT	198,594	31,479	38,339	—	1,997	NA4
CoreSite Realty Corp.	44,859	14,168	8,035	2,296	—	71,802
Corporate Office Properties Trust	148,243	56,551	27,608	4,664	441	210,486
Corrections Corp. of America	265,239	77,390	45,527	17,229	—	347,134
Cousins Properties Inc.	126,010	72,953	23,025	3,877	282	175,054
CubeSmart	144,461	68,134	20,182	5,372	306	277,623
CyrusOne Inc.	24,387	46,075	6,321	1,297	—	78,193
DCT Industrial Trust Inc.	154,075	53,065	21,204	4,081	1,297	238,684
DDR Corp.	291,170	133,234	54,649	2,158	1,879	454,185
DiamondRock Hospitality Co.	154,574	49,424	30,038	4,345	—	215,618
Digital Realty Trust Inc.	447,188	184,491	91,440	26,883	5,010	749,429
Douglas Emmett Inc.	235,253	73,167	40,805	3,149	—	296,179
Duke Realty Corp.	348,700	124,650	56,675	9,771	5,944	564,722
DuPont Fabros Technology Inc.	114,836	34,991	18,863	7,004	—	186,072
EastGroup Properties Inc.	123,371	38,445	17,880	4,595	241	155,010
Education Realty Trust Inc.	70,800	7,257	3,539	1,268	—	122,102
EPR Properties	177,081	74,890	29,564	12,149	—	279,585
Equity Commonwealth	NA4	39,166	13,994	—	—	231,741
Equity LifeStyle Properties Inc.	212,567	69,027	39,990	7,506	—	330,777
Equity Residential	1,294,578	437,517	263,395	39,133	10,934	2,021,483
Essex Property Trust Inc.	411,321	225,101	110,902	15,716	5,441	1,087,992
Excel Trust Inc.	37,565	26,345	8,629	1,681	394	65,103
Extra Space Storage Inc.	329,463	121,586	61,340	14,519	—	551,588

REIT Index Fund

			Current Period Transactions
	January 31,		Proceeds			January 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Federal Realty Investment Trust	488,995	166,612	85,824	15,943	152	738,245
FelCor Lodging Trust Inc.	62,250	20,582	12,227	184	—	84,953
First Industrial Realty Trust Inc.	122,413	44,274	20,343	3,239	—	182,175
First Potomac Realty Trust	52,345	13,450	7,511	1,839	—	57,107
Franklin Street Properties Corp.	73,834	20,768	12,181	3,690	—	88,106
Gaming and Leisure
Properties Inc.	—	283,931	27,143	14,995	1,022	222,368
Geo Group Inc.	164,618	50,173	29,172	9,888	—	239,706
Getty Realty Corp.	34,606	9,052	5,028	825	1,053	37,636
Glimcher Realty Trust	84,782	29,738	171,634	1,520	—	NA5
Government Properties
Income Trust	92,220	52,306	14,454	3,055	211	121,586
Gramercy Property Trust Inc.	—	87,460	4,927	1,218	—	93,966
HCP Inc.	1,218,577	376,472	221,926	66,411	2,675	1,644,529
Health Care REIT Inc.	1,132,528	548,561	219,549	41,172	10,827	2,011,377
Healthcare Realty Trust Inc.	150,037	46,646	24,899	3,511	—	222,376
Healthcare Trust of America Inc.
Class A	127,369	100,427	24,294	5,575	—	266,921
Hersha Hospitality Trust Class A	67,635	31,533	14,106	2,920	—	101,736
Highwoods Properties Inc.	225,216	71,561	39,166	8,516	1,916	322,038
Home Properties Inc.	216,497	69,160	39,552	8,479	3,546	306,547
Hospitality Properties Trust	260,325	84,357	48,306	21,521	—	370,178
Host Hotels & Resorts Inc.	941,903	322,411	191,386	31,944	9,380	1,312,554
Hudson Pacific Properties Inc.	78,084	66,672	16,221	921	—	172,701
Inland Real Estate Corp.	64,548	17,204	9,583	3,679	—	77,782
Investors Real Estate Trust	61,446	20,197	6,309	1,467	823	71,727
Iron Mountain Inc.	—	3,762	1,579	—	—	495,876
Kilroy Realty Corp.	293,633	100,502	53,458	6,045	15	467,679
Kimco Realty Corp.	584,925	188,103	112,807	10,418	7,328	861,821
Kite Realty Group Trust	55,438	122,609	15,348	3,462	—	192,742
LaSalle Hotel Properties	216,270	94,537	41,475	8,780	2,038	342,592
Lexington Realty Trust	143,757	47,379	19,418	5,801	—	180,183
Liberty Property Trust	355,136	107,393	51,753	14,716	3,250	452,568
LTC Properties Inc.	90,062	26,390	15,352	3,760	932	124,036
Macerich Co.	543,191	189,282	115,706	19,579	2,144	917,713
Mack-Cali Realty Corp.	115,506	32,676	18,068	3,356	—	125,131
Medical Properties Trust Inc.	145,055	85,479	22,170	6,640	3	236,916

REIT Index Fund

			Current Period Transactions
January 31,			Proceeds			January 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Mid-America Apartment
Communities Inc.	329,311	103,600	60,394	15,355	—	452,270
Monmouth Real Estate
Investment Corp.	24,698	17,721	4,300	841	26	48,113
National Health Investors Inc.	118,344	60,418	18,788	5,360	—	188,389
National Retail Properties Inc.	274,761	88,561	43,615	12,496	185	406,303
New Senior Investment
Group Inc.	—	109,453	3,001	1,255	—	92,138
New York REIT Inc.	—	136,541	3,847	463	—	128,294
Omega Healthcare Investors Inc.	255,531	96,938	37,493	17,540	—	423,166
One Liberty Properties Inc.	17,710	5,128	2,224	1,017	371	24,002
Parkway Properties Inc.	NA6	36,157	14,505	3,666	203	106,488
Pebblebrook Hotel Trust	126,718	72,089	26,337	4,384	—	249,828
Pennsylvania REIT	86,791	25,338	14,384	552	—	124,845
Physicians Realty Trust	—	78,084	1,590	1,086	—	85,496
Piedmont Office Realty Trust Inc.
Class A	189,405	55,244	48,611	3,699	—	228,541
Post Properties Inc.	175,010	55,976	34,698	392	5,770	250,611
Prologis Inc.	1,319,733	405,582	244,413	25,304	22,586	1,710,618
PS Business Parks Inc.	107,244	31,173	17,194	4,405	2,617	128,785
Public Storage	1,573,408	505,980	305,179	58,346	1,363	2,233,776
RAIT Financial Trust	46,948	12,202	6,650	465	—	44,156
Ramco-Gershenson
Properties Trust	72,608	35,254	13,932	3,748	317	113,783
Realty Income Corp.	546,288	257,853	107,291	27,154	—	916,793
Regency Centers Corp.	303,399	100,789	61,030	8,840	2,021	480,142
Retail Opportunity
Investments Corp.	70,948	46,789	15,385	2,237	470	122,126
Retail Properties of America Inc.	169,103	110,414	36,702	7,966	—	317,368
RLJ Lodging Trust	188,430	109,906	40,752	9,609	—	341,227
Ryman Hospitality Properties Inc. 128,374		40,906	23,026	6,788	497	191,182
Sabra Health Care REIT Inc.	73,758	54,231	13,599	5,047	—	132,097
Senior Housing Properties Trust	289,249	109,562	50,211	12,798	—	359,853
Silver Bay Realty Trust Corp.	40,505	11,422	7,836	136	—	43,247
Simon Property Group Inc.	3,281,268	1,059,586	647,877	116,211	—	4,679,203
SL Green Realty Corp.	588,966	213,172	106,733	9,935	4,521	913,370
Sovran Self Storage Inc.	145,817	51,308	21,534	6,677	—	239,103
Spirit Realty Capital Inc.	254,720	118,683	48,510	3,145	—	388,890

REIT Index Fund

			Current Period Transactions
	January 31,		Proceeds			January 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
STAG Industrial Inc.	62,049	60,299	15,006	3,410	—	126,405
Starwood Waypoint
Residential Trust	—	96,737	10,233	400	—	71,001
Strategic Hotels & Resorts Inc.	104,533	113,515	22,795	—	—	258,483
Summit Hotel Properties Inc.	49,408	17,830	7,965	—	—	83,520
Sun Communities Inc.	109,513	75,936	23,892	3,018	1,805	229,854
Sunstone Hotel Investors Inc.	160,220	77,325	28,905	7,576	—	267,957
Tanger Factory Outlet
Centers Inc.	215,240	65,604	35,962	5,514	—	286,091
Taubman Centers Inc.	283,451	91,342	58,430	8,190	19,143	393,456
UDR Inc.	416,768	138,791	82,781	15,830	3,241	634,783
Universal Health Realty
Income Trust	34,965	9,827	4,979	1,316	928	50,058
Urban Edge Properties	—	1,659	532	—	—	152,107
Vanguard Market Liquidity Fund	232,585	NA7	NA7	26	—	135,804
Ventas Inc.	1,249,299	391,896	232,072	62,573	5,275	1,958,845
Vornado Realty Trust	1,055,342	350,427	211,290	35,143	—	1,413,772
Washington REIT	105,809	32,415	18,972	2,364	449	145,107
Weingarten Realty Investors	229,316	73,700	44,271	7,039	6,003	330,052
Whitestone REIT	19,857	6,484	2,498	1,008	457	27,079
Winthrop Realty Trust	25,639	10,167	4,640	5,416	1,144	41,981
WP Carey Inc.	NA6	358,405	59,099	23,590	309	487,167
WP GLIMCHER Inc.	NA5	41,900	852	—	—	246,866
	34,275,439			1,202,873	308,006	52,968,710

1 Includes net realized gain (loss) on affiliated investment securities sold of $1,511,922,000.
2 Not applicable—In April 2014, BRE Properties Inc. merged with Essex Property Trust Inc.
3 Not Applicable—In February 2014, Cole Real Estate Investment Inc. merged with American Realty Capital Properties Inc.
4 Not applicable—In August 2014, CommonWealth REIT changed its name to Equity Commonwealth.
5 Not applicable—In January 2015, Glimcher Realty Trust merged with WP GLIMCHER Inc.
6 Not applicable—At January 31, 2014, the issuer was not an affiliated company of the fund.
7 Not applicable—Purchases and sales are for temporary cash investment purposes only.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2015

Special 2014 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $39,921,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	33.29%	19.67%	10.09%
Returns After Taxes on Distributions	31.90	18.46	8.82
Returns After Taxes on Distributions and Sale of Fund Shares	18.75	15.38	7.63

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2014	1/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,180.52	$1.43
Admiral Shares	1,000.00	1,181.05	0.66
Institutional Shares	1,000.00	1,181.33	0.55
ETF Shares	1,000.00	1,180.81	0.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.70	0.51
ETF Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.10% for Institutional Shares, and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
Who Are Deaf or Hard of Hearing> 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2015: $175,000
Fiscal Year Ended January 31, 2014: $173,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2015: $6,605,127
Fiscal Year Ended January 31, 2014: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2015: $2,176,479
Fiscal Year Ended January 31, 2014: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2015: $316,869
Fiscal Year Ended January 31, 2014: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended January 31, 2015: $198,163
Fiscal Year Ended January 31, 2014: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2015: $515,032
Fiscal Year Ended January 31, 2014: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: March 19, 2015
VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: March 19, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.